PROSPECTUS

October 23, 2023, as revised November 3, 2023

STONE RIDGE ASSET MANAGEMENT LLC

STONE RIDGE LIFEX INCOME FUNDS

Fund	Ticker Symbol
LifeX Income Fund 1948F	LFADX
LifeX Income Fund 1948M	LFAAX
LifeX Income Fund 1949F	LFAFX
LifeX Income Fund 1949M	LFAEX
LifeX Income Fund 1950F	LFAIX
LifeX Income Fund 1950M	LFAHX
LifeX Income Fund 1951F	LFAKX
LifeX Income Fund 1951M	LFAJX
LifeX Income Fund 1952F	LFAMX
LifeX Income Fund 1952M	LFALX
LifeX Income Fund 1953F	LFFFX
LifeX Income Fund 1953M	LFFMX
LifeX Income Fund 1954F	LFAOX
LifeX Income Fund 1954M	LFANX
LifeX Income Fund 1955F	LFAQX
LifeX Income Fund 1955M	LFAPX
LifeX Income Fund 1956F	LFAUX
LifeX Income Fund 1956M	LFASX
LifeX Income Fund 1957F	LFAWX
LifeX Income Fund 1957M	LFAVX
LifeX Income Fund 1958F	LFFWX
LifeX Income Fund 1958M	LFFEX
LifeX Income Fund 1959F	LFAZX
LifeX Income Fund 1959M	LFAYX
LifeX Income Fund 1960F	LFBEX
LifeX Income Fund 1960M	LFBDX
LifeX Income Fund 1961F	LFBGX
LifeX Income Fund 1961M	LFBFX
LifeX Income Fund 1962F	LFBJX
LifeX Income Fund 1962M	LFBHX
LifeX Income Fund 1963F	LFEWX
LifeX Income Fund 1963M	LFEMX

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Each fund listed above (each, an “Open-End LifeX Income Fund” or a “Fund”) is a series of Stone Ridge Trust (the “Trust”).

This prospectus contains important information about the Funds and services available to shareholders. Please save it for reference.

STONE RIDGE TRUST

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FUND SUMMARIES

LifeX Income Fund 1948F

Investment Objective

The LifeX Income Fund 1948F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1948 and December 31, 1948 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

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Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1948F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

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Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

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The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease

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relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to

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achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

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Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1948M

Investment Objective

The LifeX Income Fund 1948M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1948 and December 31, 1948 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

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Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1948M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

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Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

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The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease

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relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to

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achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1949F

Investment Objective

The LifeX Income Fund 1949F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1949 and December 31, 1949 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1949F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions

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provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will

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fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor

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Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1949M

Investment Objective

The LifeX Income Fund 1949M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1949 and December 31, 1949 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also

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assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1949M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0.

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Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to

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receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as

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STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1950F

Investment Objective

The LifeX Income Fund 1950F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1950 and December 31, 1950 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1950F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

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To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

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Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1950M

Investment Objective

The LifeX Income Fund 1950M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1950 and December 31, 1950 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1950M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1951F

Investment Objective

The LifeX Income Fund 1951F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1951 and December 31, 1951 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1951F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1951M

Investment Objective

The LifeX Income Fund 1951M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1951 and December 31, 1951 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1951M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1952F

Investment Objective

The LifeX Income Fund 1952F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1952 and December 31, 1952 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1952F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1952M

Investment Objective

The LifeX Income Fund 1952M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1952 and December 31, 1952 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1952M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1953F

Investment Objective

The LifeX Income Fund 1953F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1953 and December 31, 1953 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1953F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1953M

Investment Objective

The LifeX Income Fund 1953M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1953 and December 31, 1953 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1953M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1954F

Investment Objective

The LifeX Income Fund 1954F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1954 and December 31, 1954 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1954F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1954M

Investment Objective

The LifeX Income Fund 1954M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1954 and December 31, 1954 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1954M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1955F

Investment Objective

The LifeX Income Fund 1955F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1955 and December 31, 1955 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1955F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1955M

Investment Objective

The LifeX Income Fund 1955M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1955 and December 31, 1955 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1955M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1956F

Investment Objective

The LifeX Income Fund 1956F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1956 and December 31, 1956 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1956F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1956M

Investment Objective

The LifeX Income Fund 1956M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1956 and December 31, 1956 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1956M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1957F

Investment Objective

The LifeX Income Fund 1957F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1957 and December 31, 1957 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1957F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.
Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1957M

Investment Objective

The LifeX Income Fund 1957M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1957 and December 31, 1957 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1957M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1958F

Investment Objective

The LifeX Income Fund 1958F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1958 and December 31, 1958 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1958F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1958M

Investment Objective

The LifeX Income Fund 1958M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1958 and December 31, 1958 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1958M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors—younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1959F

Investment Objective

The LifeX Income Fund 1959F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1959 and December 31, 1959 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1959F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1959M

Investment Objective

The LifeX Income Fund 1959M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1959 and December 31, 1959 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1959M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1960F

Investment Objective

The LifeX Income Fund 1960F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1960 and December 31, 1960 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1960F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1960M

Investment Objective

The LifeX Income Fund 1960M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1960 and December 31, 1960 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1960M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share

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immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions

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provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will

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fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made

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by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1961F

Investment Objective

The LifeX Income Fund 1961F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1961 and December 31, 1961 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1961F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1961M

Investment Objective

The LifeX Income Fund 1961M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1961 and December 31, 1961 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1961M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1962F

Investment Objective

The LifeX Income Fund 1962F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1962 and December 31, 1962 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1962F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1962M

Investment Objective

The LifeX Income Fund 1962M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1962 and December 31, 1962 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1962M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1963F

Investment Objective

The LifeX Income Fund 1963F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1963 and December 31, 1963 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1963F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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LifeX Income Fund 1963M

Investment Objective

The LifeX Income Fund 1963M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1963 and December 31, 1963 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Income Closed-End Fund 1963M, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of the Investor Cohort will turn 100.

The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization.

Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the

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Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for

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younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem

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from the Fund. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

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Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

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Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

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The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Set forth below is additional information about each Fund’s investment strategies and risks.

More Information Regarding Investment Strategies

Investment Objective

Each Fund’s investment objective is to achieve income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments until its Reorganization (as defined below).

The combined investment objective of a Fund and its Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

There can be no assurance that a Fund will achieve its investment objective generally or with respect to any particular shareholder. Each Fund is only being offered to investors who are members of the applicable Investor Cohort (as defined under the “Fund Summaries” for each Fund).

The Funds are not annuities or other types of insurance contracts; consequently:

•	Distributions provided by the Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

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Therefore, if the Funds are wrong in their assumptions or actuarial estimates or the Funds’ investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The Adviser’s investment techniques may fail to produce the desired results and cause the Funds to incur significant losses.

Investment Strategies

Each Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”) and money market funds that invest exclusively in U.S. Government Securities or repurchase agreements collateralized by such securities. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). STRIPS resemble zero coupon bonds, where the investor receives a single payment at maturity. The payments made on the STRIPS held by a Fund represent the specific interest or principal components of the U.S. Treasury notes or bonds to which the STRIPS are related. Each Fund will seek to hold STRIPS that will mature at the appropriate times and in the appropriate amounts to fund its anticipated monthly distributions. In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, a Fund may seek to invest in U.S. Government Securities Derivatives that will enable the Fund to pay those monthly distributions.

STRIPS do not make periodic interest payments and are initially sold at a discount from their face value at maturity. This discount depends on the time remaining until maturity, as well as prevailing interest rates and the liquidity of the security. The discount typically decreases as the maturity date approaches. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

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The Offering. Each Fund will offer its shares continuously to its respective Investor Cohort through December of the year in which members of its respective Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (its “Successor Fund,” and the “Reorganization”), as described below. The initial shares of each Fund will be sold at the applicable “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Funds will offer their shares at the net asset value (“NAV”) per share to their respective Investor Cohorts.

Distributions. Together with its Successor Fund, each Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year, through the end of the year in which members of its Investor Cohort will turn 100.

The Funds intend to make these distributions on or about the third (3rd) business day of each calendar month through the date of the applicable Reorganization, and each Successor Fund intends to make the same level of distributions to shareholders from then until its Successor Fund Liquidation Date (as defined below).

Because each Fund expects its monthly distributions to exceed its net investment income and net realized capital gains, each Fund expects a portion of each distribution to be a return of capital (or capital gains, depending on the shareholder’s tax basis in the shares). If, in and with respect to any taxable year, each Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of the shareholder’s tax basis in its shares, and to the extent it exceeds the tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the tax consequences of a Fund’s intended distributions.

Reorganization into the Successor Fund. Each Fund’s Reorganization is expected to occur in or around December of the year in which members of the Fund’s Investor Cohort will turn 80. Shares of a Successor Fund will not be offered other than to shareholders of the applicable Fund in connection with its Reorganization.

Shares of a Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of a Reorganization, shares of the applicable Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of a Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of a Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the applicable Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of each Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

Each Successor Fund’s investment objective is to achieve, during the lifetime of the Successor Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Successor Fund’s investments. Each Successor Fund is designed to have distributed substantially all of its assets by its Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B hereto.

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Each Fund’s Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. Each Fund and its corresponding Successor Fund is managed by Stone Ridge and has substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to a Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. Each Fund is one of many series of Stone Ridge Trust (the “Trust”) which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Income Funds” and, together with their respective Successor Funds, the “LifeX Income Funds”). Each other LifeX Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Funds’ investment strategies.

Longevity pooling enables each Fund, together with its Successor Fund, to make distributions over the combined life of both funds that are larger per share than the distributions that would be possible if the Successor Fund did not utilize longevity pooling. Each Successor Fund is designed to achieve longevity pooling through the fact that investors who die following the year in which members of the Investor Cohort turn 80 will have their shares of the Successor Fund cancelled for no value, with the result that surviving investors gain a larger share of the Successor Fund’s assets and distributions.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Income Funds will be a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Income Funds.

The purpose of having different offering prices for the Open-End LifeX Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Income Fund launching contemporaneously is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each Open-End LifeX Income Fund will be offered on substantially identical terms.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the applicable Investor Cohort and the average life expectancy of a member who is still alive at age 80, is shown in the table below. The Adviser expects that the life expectancy of members of the Investor Cohorts is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Fund shares at the Fund’s launch would have to live approximately the number of years shown in the table below to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer they would need to live to feel adequately compensated by the distributions from a Fund and its Successor Fund in exchange for their upfront investment of $10,000 in a Fund.

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Fund Name	Current Average Life Expectancy(1), (2)	Life Expectancy if Alive at Age 80(1), (2)	Approximate Length of Life Necessary to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)	Approximate Age to Reach in Order to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)
LifeX Income Fund 1948M	90.14	91.35	11.19	86.19
LifeX Income Fund 1948F	91.52	92.52	12.11	87.11
LifeX Income Fund 1949M	89.96	91.40	11.74	85.74
LifeX Income Fund 1949F	91.36	92.57	12.62	86.62
LifeX Income Fund 1950M	89.79	91.45	12.26	85.26
LifeX Income Fund 1950F	91.21	92.61	13.1	86.1
LifeX Income Fund 1951M	89.63	91.50	12.76	84.76
LifeX Income Fund 1951F	91.08	92.65	13.56	85.56
LifeX Income Fund 1952M	89.49	91.55	13.24	84.24
LifeX Income Fund 1952F	90.95	92.70	14.00	85.00
LifeX Income Fund 1953M	89.36	91.60	13.70	83.70
LifeX Income Fund 1953F	90.83	92.74	14.42	84.42
LifeX Income Fund 1954M	89.24	91.65	14.14	83.14
LifeX Income Fund 1954F	90.72	92.78	14.83	83.83
LifeX Income Fund 1955M	89.13	91.70	14.56	82.56
LifeX Income Fund 1955F	90.62	92.83	15.22	83.22
LifeX Income Fund 1956M	89.02	91.75	14.96	81.96
LifeX Income Fund 1956F	90.53	92.87	15.59	82.59
LifeX Income Fund 1957M	88.92	91.80	15.35	81.35
LifeX Income Fund 1957F	90.44	92.91	15.96	81.96
LifeX Income Fund 1958M	88.83	91.85	15.72	80.72
LifeX Income Fund 1958F	90.36	92.95	16.31	81.31
LifeX Income Fund 1959M	88.74	91.90	16.09	80.09
LifeX Income Fund 1959F	90.29	93.00	16.66	80.66
LifeX Income Fund 1960M	88.67	91.95	16.44	79.44
LifeX Income Fund 1960F	90.23	93.04	16.99	79.99
LifeX Income Fund 1961M	88.60	92.00	16.78	78.78
LifeX Income Fund 1961F	90.18	93.08	17.31	79.31
LifeX Income Fund 1962M	88.54	92.05	17.11	78.11
LifeX Income Fund 1962F	90.14	93.12	17.63	78.63
LifeX Income Fund 1963M	88.49	92.09	17.44	77.44
LifeX Income Fund 1963F	90.12	93.17	17.94	77.94

(1)	As of October 31, 2023.
(2)	Life expectancy is based on each Fund’s average member assuming members’ ages are evenly distributed across the Investor Cohort year.

The LifeX Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

More Information Regarding the Risks of Investing

Investors should carefully consider the Funds’ risks and investment objectives, as an investment in a Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in a Fund involves a high degree of risk. It is possible that investing in a Fund may result in a loss of some or all of the amount invested. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

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The Funds are subject to the principal risks described above in the “Fund Summaries” and the additional risks described below. As with any mutual fund, there is no guarantee that a Fund will achieve its investment objective. You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for each Open-End LifeX Income Fund intended to give each Fund, and its Successor Fund, sufficient assets to fund its anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If a Fund runs out of assets for any reason, however, the Fund will liquidate early.

Additionally, the actuarial estimates used by the Adviser in managing the LifeX Income Funds reflect New York Life Insurance and Annuity Corporation’s estimates of the mortality risk faced by individuals sharing the broad demographic characteristics of the investors in the Funds (for example, age and gender). These estimates are inherently subject to the risk that changes in factors impacting the mortality rates of this population could render the estimates materially inaccurate. For instance, if a breakthrough in medical science, and the affordable and sufficiently timely distribution to a large enough number of shareholders of that breakthrough, dramatically increases the life expectancy of investors in an Investor Cohort, a Successor Fund may run out of assets prior to its Successor Fund Liquidation Date.

Due to the novel nature of the LifeX Income Funds, it is possible that the actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to the Adviser will not accurately predict the mortality rates of the shareholders in the LifeX Income Funds. To form accurate actuarial estimates for investors in a particular product, actuaries need to make assumptions about the types of individuals who will find a product attractive. For example, purchasers of life insurance may be viewed, as a group, as facing a higher mortality risk than the general public, because they are choosing to purchase a product that pays them if they die. Conversely, annuity purchasers may be viewed, as a group, as facing a lower mortality risk than the general public, because they are choosing to purchase a product that pays them if they continue to live. New York Life Insurance and Annuity Corporation will provide the Adviser actuarial estimates of mortality rates based on data for income annuities that the Adviser views as reasonably comparable to the LifeX Income Funds, based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be similar in terms of health to investors who view such income annuities as attractive investments. However, because the LifeX Income Funds represent a novel investment product, the health of investors in the LifeX Income Funds may not be similar to purchasers of such annuities. If the health of investors in the LifeX Income Funds is even better than assumed and therefore investors in the LifeX Income Funds live materially longer than expected, a Successor Fund may run out of assets prior to the Successor Fund Liquidation Date.

No Insurance Protections Risk. None of the Funds are annuities or other types of insurance contract and the distributions provided by the Funds are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Funds will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Funds do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that a Fund will run out of assets to fund its intended distributions. If this were to occur, a Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of a Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of a Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of a Fund will

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fluctuate based on changes in interest rates, which will impact the value received by shareholders who redeem from the Fund. Each Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Funds’ investments and increase the volatility of the Funds’ portfolios. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Funds, shareholders who are alive on the date of a Reorganization and subsequently hold shares of a Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Funds, including its investment objective and strategies (which are expected to be substantially similar to those of the Funds) will be provided to shareholders in advance of the Reorganization and is available in the Successor Funds’ prospectuses.

Individual Mortality Risk. Shareholders of a Successor Fund who die before its Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of a Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in a Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If a Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to its Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Funds will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Dates. Shares of the Successor Funds will be non-transferable and the only liquidity shareholders in a Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on its Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in a Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of a Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Funds are each designed to reorganize into a Successor Fund, and the Successor Funds are designed to have distributed substantially all of their assets by their respective Successor Fund Liquidation Dates. Although a Fund and its Successor Fund will each seek to achieve income and a high level of reliable monthly distributions during the life

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of the Fund or the Successor Fund, as applicable, following its Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Funds intend to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Funds, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In a centrally cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker, and the credit risk is generally less than for privately negotiated derivatives because a clearinghouse provides a guarantee of performance. However, it is not clear how an insolvency proceeding of a clearinghouse would be conducted. A Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives.

In October 2020, the Commission adopted Rule 18f-4 providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Each Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict each Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that a Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of a Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of a Reorganization, there remains an insufficient number of shareholders in a Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from a Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. Each Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate a Fund and its performance. The Funds are designed for long-term investors and not as trading vehicles.

Management and Operational Risk; Cyber-Security Risk. The Funds are subject to management risk because they rely on the Adviser’s ability to achieve its investment objective. The Funds run the risk that the Adviser’s management techniques will fail to produce desired results and cause the Funds to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser.

Any imperfections, errors or limitations in quantitative analyses, actuarial assumptions and models used by the Adviser (or New York Life Insurance and Annuity Corporation, in providing certain actuarial information to the Adviser (as detailed above)) as part of the investment process could affect the Funds’ performance. Neither the Adviser nor New York Life Insurance and Annuity Corporation, in respect of the information it provides to the Adviser, have provided or will provide any guarantee or assurance to the Funds that these quantitative analyses, actuarial assumptions or models will accurately reflect the Funds’ performance.

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The Funds are also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including the pricing, administrative, accounting, tax, legal, custody, transfer agency and other services provided by other service providers. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

The Funds’, the Adviser’s, and the Funds’ other service providers’ use of internet, technology and information systems may expose the Funds to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Funds or their service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile device and cloud- based service offerings and the dependence on the internet and computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Funds, the Adviser, or the Custodian, Transfer Agent (as defined below), or other third-party service provider may adversely affect the Funds or their shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or the Funds, each of whom could be negatively impacted as a result.

Money Market Fund Risk. The Funds intend to invest in money market funds that invest in U.S. Government Securities. An investment in money market funds is subject to the risk that such money market funds’ income will decline because of falling interest rates. Because money market funds’ income is based on short-term interest rates, which can fluctuate significantly over short periods, income risk is expected to be high for such funds. A low or negative interest rate environment will adversely affect money market funds’ return. Low or negative interest rates, depending on their duration and severity, could prevent money market funds from, among other things, providing a positive yield and/or maintaining a stable share price of $1, which would adversely affect the Fund’s investments in money market funds. Money market funds that invest in U.S. Government Securities are also subject to the risks described above in “U.S. Government Securities Risk.”

Tax Risk. The Funds intend to elect to be treated as and to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for such treatment, a Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income for each taxable year. If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C Corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information. The holdings of a Fund are disclosed quarterly in filings with the Commission on Form N-PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year. The Funds’ fiscal years each end on December 31. You can find the Commission filings on the Commission’s website, www.sec.gov.

MANAGEMENT AND ORGANIZATION

Board of Trustees

The Board of Trustees of the Trust (the “Board”) oversees the conduct of the Funds’ affairs and the Adviser’s management of the Funds. The composition of the boards of trustees responsible for overseeing each LifeX Income Fund are currently the same as the composition of the Board.

The Adviser

Stone Ridge acts as each Funds’ investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge also acts as the investment adviser to the Successor Funds. Stone Ridge’s principal office is located at One Vanderbilt Avenue, 65th Floor, New York, New York 10017. As of September 30, 2023, Stone Ridge’s assets under management were approximately $21 billion. Stone Ridge is a Delaware limited liability company.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Funds, furnish continuously an investment program with respect to the Funds, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Funds to make investments. Stone Ridge compensates all Trustees and officers of the Funds who are members of Stone Ridge’s organization and who render investment services to the Funds. Pursuant to the Management Agreement, the Adviser is paid a management fee for advisory services and for shareholder servicing, administrative and other services. Each Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Management Agreement, the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of each Fund’s average daily total assets less total liabilities. The Funds (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Stone Ridge may voluntarily reimburse any fees and expenses of the Funds but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time.

Stone Ridge’s engagements with each LifeX Income Fund are on substantially identical terms.

A discussion regarding the considerations of the Board for approving the Management Agreement will be included in a Fund’s first annual or semi-annual report to shareholders, as applicable, which is expected to be the semi-annual report for the period ended June 30, 2024.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of each Fund’s assets, determine what investments will be purchased, held, sold or exchanged by a Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. In addition, under the terms of the Management Agreement, subject to the general supervision of the Board, Stone Ridge provides or causes to be furnished all supervisory, administrative, custodial and other services reasonably necessary for the operation of a Fund under the Unified Management Fee, including Stone Ridge’s own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses).

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In addition to bearing the Unified Management Fee, each Fund (and not the Adviser) bears the following expenses: the Fund’s ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for such Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Funds and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao are the Portfolio Managers of the Funds. Each of the Portfolio Managers has been a Portfolio Manager of each Fund since inception. Each of the Portfolio Managers is also a portfolio manager of other investment companies, including mutual funds, and in particular each LifeX Income Fund.

Nate Conrad. Nate Conrad, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Song, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as a vice president in the Interest Rates Trading business. Mr. Conrad is the Head of LifeX at Stone Ridge, having formerly served as the Head of Markets at Stone Ridge and as the President of NYDIG. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Conrad, Mr. Stevens, and Ms. Zhao. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and MA in Statistics from Columbia University and his BS in Mathematics at the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Conrad, Mr. Song, and Ms. Zhao. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Conrad, Mr. Song, and Mr. Stevens. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and President of NYDIG. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Funds, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Funds. The Statement of Additional Information is part of this

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prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Distributor, Administrator, Custodian and Transfer Agent

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 is the Fund’s distributor (the “Distributor”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Funds’ transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. U.S. Bank NA, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 is the Funds’ custodian (the “Custodian”). The Adviser pays fees to the Distributor as compensation for the services it renders. The Adviser compensates the Transfer Agent and Custodian for their services out of the Unified Management Fee.

ACTUARIAL SERVICES

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, a Fund must estimate the amount and timing of its, and its Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of a Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Funds in connection with the Reorganizations (which shareholders’ shares are intended to be redeemed by the applicable Fund immediately prior to its Reorganization) and shares that may be cancelled by the Successor Funds. In exchange for these services, the Adviser has agreed to pay New York Life Insurance and Annuity Corporation a portion of the Adviser’s profits earned from managing the LifeX Income Funds.

SHAREHOLDER INFORMATION

How Fund Share Prices Are Calculated

The net asset value (“NAV”) per share of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. A Fund’s shares will be valued as of a particular time (the “Valuation Time”)

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on each day that the New York Stock Exchange (“NYSE”) opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. The current NAV per share of a Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of shares (which bear upon the number of shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated the Adviser to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations.

Listed below is a summary of certain of the methods generally used currently to value investments of a Fund under the Valuation Procedures:

Non-prime money market funds, including government securities money market funds, and cash sweep programs are generally valued at amortized cost.

Other debt securities, including U.S. government debt securities, are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

The Funds generally expect that their investments in U.S. Government Securities will not require the use of fair valuation methodologies. In the event that market quotations are not readily available for a particular Fund asset (which may be the case with respect to the Funds’ investments in derivative instruments) or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be fair valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Funds determine fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Funds.

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The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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Fund Closings

The Funds may close at any time to new investments. During such closings, the reinvestment of dividends by existing shareholders will not be permitted. The Funds may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time the Funds are closed to new investments, Fund shareholders will continue to be able to redeem their shares, as described below.

INVESTING IN THE FUNDS

Eligibility to Buy Shares

Each Fund is only being offered to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the Fund, and the offering will continue until December 31 of the year in which members of the Fund’s Investor Cohort will turn 80, following which it is expected that a Reorganization will occur as described under “Investment Objective, Strategies and Risks — Reorganization into the Successor Fund.” The Investor Cohort is specified for each Fund in the “Fund Summaries.” Other than these differences in investor eligibility and offering prices, each Fund will be offered on substantially identical terms.

Investment Minimums

There is no minimum investment requirement for an investment in the shares.

Other Policies

No Certificates

The issuance of shares is recorded electronically on the books of a Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. An investor can rely on these statements in lieu of certificates. A Fund does not issue certificates representing shares of the Fund.

Involuntary Redemptions

The Funds reserve the right to redeem an account if the value of the shares in a Fund is $1,000 or less for any reason, including market fluctuation. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. This redemption of Fund shares would be a taxable event for U.S. federal income tax purposes. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the U.S. federal income tax consequences of a redemption of Fund shares.

The Funds reserve the right under certain circumstances to redeem all or a portion of an account, without consent of or other action by the shareholder. A Fund may exercise this right, for example, if a shareholder invests in a share class for which the shareholder was not eligible at the time of investment or if a shareholder fails to provide certain demographic information as described below under “How to Buy Shares.”

Additionally, shares of the Funds originally held by shareholders who have died prior to the applicable Reorganization and that have not been otherwise redeemed prior to such Reorganization will be redeemed by such Fund at the NAV per share immediately prior to such Reorganization.

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Lost Shareholders, Inactive Accounts and Unclaimed Property.

It is important that each shareholder ensures that the address on file with the Transfer Agent is correct and current to ensure that the investor receives account statements and other important mailings and that the account is not deemed abandoned in accordance with state law. Accounts may be deemed abandoned if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which vary by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. While the Transfer Agent will, if it receives returned mail, attempt to locate the investor or rightful owner of the account in accordance with applicable law, if the Transfer Agent is unable to locate the investor and the account is legally considered abandoned, then it will follow the applicable escheatment requirements. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at (855) 609 3680 at least annually to ensure your account remains in active status. The Funds and the Adviser will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.

HOW TO BUY SHARES

How to Buy Shares

Each Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Funds. These intermediaries may be authorized to designate other intermediaries to receive orders on a Fund’s behalf. Each Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary, or if applicable, an intermediary’s authorized designee, receives the order in good order. Investors who invest in a Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

Investors may purchase shares directly from the Transfer Agent by calling (855) 609-3680.

Investors will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable a Fund to price the shares as described below and to enable the Adviser to monitor for shares that may be redeemed immediately prior to its Reorganization or on a quarterly basis thereafter if a shareholder has died. The Fund will redeem the shares of those investors who fail to provide such information, and whose custodians have not provided such information on their behalf, prior to the Reorganization.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Funds reserve the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through a financial intermediary does not affect these eligibility requirements or those set out above in “Investing in the Funds.”

The initial purchase price per share for each Open-End LifeX Income Fund will be equal to the Adviser’s estimate of the actuarially fair price for one share of that Fund based on prospective investors’ age and gender. To calculate this price, the Adviser will use the actuarial estimates of mortality rates for the investor cohorts applicable to the Open-End LifeX Income Fund’s investors provided to the Adviser by New York Life Insurance and Annuity Corporation. These actuarial estimates will be used to estimate the cash flows that are necessary to enable one share of the Open-End LifeX Income Fund, and its Successor Fund, to satisfy its intended cash flow needs (including the planned monthly distributions) until the applicable Reorganization and through the Successor Fund’s Liquidation Date. The Adviser will include in these cash flows a small target final distribution to surviving shareholders of each Successor Fund on the applicable Successor Fund Liquidation Date. If the Adviser did not include any final distribution in the estimated cash flows, then any decrease in shareholder mortality would cause a Successor Fund to run out of assets early. Conversely, by including a final distribution,

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small decreases in shareholder mortality will instead cause the size of the final distribution to decrease. The Adviser will set a small target final distribution such that, based on statistical analysis and using the actuarial information provided by New York Life Insurance and Annuity Corporation, a Successor Fund will not run out of assets prior to its Successor Fund Liquidation Date with at least 95% likelihood. Once the Adviser has estimated all the cash flows during the life of the LifeX Income Funds, the Adviser will set each initial purchase price to be the price per share that will allow the respective LifeX Income Fund, based on prevailing interest rates in the initial offering period, to invest in assets in accordance with their investment strategies that would be expected to produce the cash flows the LifeX Income Funds need to meet their obligations with respect to one share.

Following the launch of each Fund, a purchase of a Fund’s shares will be made at the NAV per share next determined following receipt of a purchase order in good order by a Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when a Fund is open to new investments. A purchase, exchange or redemption order is in “good order” when a Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once a Fund (or one of its authorized agents, described above) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. A Fund reserves the right to cancel any purchase or exchange order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares of the Funds generally may be sold only to U.S. citizens or U.S. residents. The Funds reserve the right to refuse any request to purchase shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of Stone Ridge Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Funds also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

In addition, the Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

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HOW TO REDEEM SHARES

Investors who invest in a Fund through an intermediary should contact their intermediary regarding redemption procedures. A Fund is deemed to have received a redemption order when the Transfer Agent, the Distributor, an authorized intermediary, or if applicable, an intermediary’s authorized designee, receives the redemption order in good order. Investors who hold shares directly with the Transfer Agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Once notification has occurred, the investor will be directed to the Transfer Agent to complete the sale transaction. A redemption of a Fund’s shares will be made at the NAV per share next determined following receipt of a written redemption order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee.

The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How to Buy Shares” above. Certificates for shares are not issued.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. A Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the Commission orders the Fund to suspend redemptions or delay payment of redemption proceeds.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 7 days or more. A Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Although a Fund generally intends to pay cash for all shares redeemed using cash held by the Fund or generated by the Fund through selling cash equivalents, selling investments, or using overdraft provisions or lines of credit, the Fund reserves the right, under certain circumstances (such as stressed market conditions), to make a redemption payment, in whole or in part, in portfolio securities that have a market value at the time of redemption equal to the redemption price. In cases where the Fund uses assets other than cash for redemption payments, the value of the non-cash assets is determined as of the redemption date; consequently, as a result of changes in market prices, the value of those assets when received by the redeeming shareholder may be lower or higher than their value as of the redemption date. Investors may incur brokerage charges or other transaction costs selling securities that were received in payment of redemptions.

If you hold your shares directly through the Transfer Agent, you can arrange for cash proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by a Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a signature guarantee to a Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or contact your financial intermediary.

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Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public.

The Funds and/or the Transfer Agent or your financial intermediary reserve the right to require a signature guarantee in other instances based on the circumstances.

Dividend Reinvestment

Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and either are automatically reinvested, without sales charges, into additional shares of the applicable Fund or are distributed to you in cash. Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election by notifying the Transfer Agent or your financial intermediary, as applicable.

For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680 or contact your financial intermediary.

Distributions and Federal Income Tax Matters

It is each Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Funds. This discussion does not address all aspects of taxation that may apply to shareholders, such as the estate tax, or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. Investors should consult their tax advisers for information concerning the possible application of federal, state, local or non-U.S. tax laws to them. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund intends to elect to be treated as and to qualify each year to be treated as a RIC under Subchapter M of Chapter 1 of the Code. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Funds must meet certain income, asset diversification and distribution requirements.

Failure of a Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on investment for shareholders. The Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long investors owned their shares. Distributions of net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which are taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that a Fund held or is treated as having held for one year or less will be taxable as ordinary income.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of such shareholder’s tax basis in its shares, and to the extent it exceeds such tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

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A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Early each year, investors will receive a statement showing the tax status of their dividends and distributions for the prior year.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. A Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

If you elect to reinvest distributions as described above in “How to Redeem Shares – Dividend Reinvestment”, your distributions will be reinvested in additional shares of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment. If you are a shareholder subject to federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether such distributions are paid in cash or reinvested in additional shares of the Fund.

Any gain or loss resulting from the redemption or exchange of your shares generally will be treated as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. Investments through tax-qualified retirement plans and other tax-advantaged accounts are generally not subject to current federal income tax.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes dividends, interest and net gains from the disposition of investment property (including a Fund’s ordinary income dividends and Capital Gain Dividends). Shareholders should consult their tax advisers regarding the effect, if any, that this provision may have on their investment in a Fund.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and Internal Revenue Service (“IRS”) guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends a Fund pays to that shareholder. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, some foreign countries have implemented, and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The states generally permit investment companies, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Funds expect to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Funds generally expect that shareholders will be allowed to exclude from state taxable income distributions made to the

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shareholder by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Investors should consult their tax advisers regarding the applicability of any such exemption to their situation.

Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes and, accordingly, no gain or loss is expected to be recognized by a Fund or its shareholders as a direct result of its Reorganization. However, the qualification as a tax-free reorganization for U.S. federal income tax purposes and the precise tax treatment of a Fund and its shareholders will depend on the facts at the time. The Funds intend to provide more information about the U.S. federal income tax treatment of the Reorganization in the future, at or around the time the shareholders are notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization. Assuming a Reorganization is treated as a tax-free reorganization for U.S. federal income tax purposes, the tax basis and holding period of a shareholder’s Fund shares would generally carry over to the applicable Successor Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of a Reorganization, a shareholder may redeem shares of the Fund, likely resulting in ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. Notwithstanding the above, the precise U.S. federal income tax treatment will depend on the U.S. federal income tax law in effect at the time of the Reorganization.

The discussion above is very general. Investors should consult their tax advisers about the effect that an investment in a Fund could have on their tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions they may have.

Frequent Purchases and Sales of Fund Shares

The Funds are currently intended for long-term investment purposes. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. The Funds will not knowingly permit shareholders to market time or excessively trade the Funds to the detriment of the long-term shareholders.

The Funds have adopted procedures that are reasonably designed to detect and prevent frequent trading activity that could be harmful to a Fund (the “Procedures”), which include (1) fair valuation of non-U.S. securities, where appropriate and (2) periodic surveillance of shareholder trading activity and inquiry as to the nature of the trading activity when appropriate.

With respect to the periodic surveillance of shareholder trading activity, the Adviser monitors trading in a Fund’s shares in an effort to identify trading patterns that appear to indicate market timing or abusive trading practices, to the extent reasonably practicable. In making such a judgement, the Adviser may consider the size of the trades, the frequency and pattern of trades and other factors considered relevant.

If the Adviser determines that the trading history of an account appears to indicate market timing or abusive trading practices, a Fund will provide notice to the shareholder or the applicable financial intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or redemptions of shares for the account. If the trading history of an omnibus account appears to indicate the possibility of market timing or abusive trading practices, the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act in order to make such a determination.

Some financial intermediaries through which shares of a Fund are distributed submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, the Adviser’s ability to detect and prevent frequent trading is limited. In

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determining the frequency with which the Adviser will seek shareholder transaction information from a financial intermediary, the Adviser will consider (1) whether or not a Fund imposes a redemption fee, (2) a Fund’s trading history (e.g., a history of abnormally large inflows or outflows that may indicate the existence of frequent trading), (3) the risks that frequent trading poses to a Fund and its shareholders in light of the nature of the Fund’s investment program, including its typical cash positions and whether its valuation policies mitigate the risks associated with abusive trading practices, (4) the risks to a Fund and its shareholders in light of the size of the transactions relative to the amount of the Fund’s assets or the volume of the Fund’s subscriptions and redemptions through a financial intermediary and (5) such other factors as are deemed relevant or appropriate under the circumstances.

Although the Procedures are designed to deter frequent trading, none of these measures alone, nor taken together, eliminates the possibility that frequent trading will occur in a Fund, particularly with respect to trades placed by shareholders who invest in the Fund through omnibus accounts maintained by financial intermediaries. It is understood that it may not be possible to identify and monitor all accounts controlled by a potential frequent trader.

Restrictions on Transfer

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for the shares (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). For purposes of this prospectus and the operations of a Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased.

INTERMEDIARY AND SERVICING ARRANGEMENTS

Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which include (i) personal and account maintenance services, sub-transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and a Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities primarily intended to result in the sale of shares (fees for such services, if any, “distribution fees” and, together with servicing fees, “intermediary fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Funds do not believe that any portion of fees currently paid to financial intermediaries is for distribution activities.

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FINANCIAL HIGHLIGHTS

The Funds have not yet commenced investment operations and their shares have not previously been offered. Therefore, the Funds do not have any financial history. Additional information about a Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

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APPENDIX A

Investor Cohort and Estimated Initial Purchase Prices

The initial purchase prices shown in the table below are estimated for each Investor Cohort as of October 31, 2023. Actual initial purchase prices will be updated in a supplement to this prospectus filed prior to the Funds’ commencement of operations.

LifeX Income Fund	Investor Cohort Year of Birth and Gender	Estimated Initial Purchase Price
LifeX Income Fund 1948M	1948, Male	$11.19
LifeX Income Fund 1948F	1948, Female	$12.11
LifeX Income Fund 1949M	1949, Male	$11.74
LifeX Income Fund 1949F	1949, Female	$12.62
LifeX Income Fund 1950M	1950, Male	$12.26
LifeX Income Fund 1950F	1950, Female	$13.10
LifeX Income Fund 1951M	1951, Male	$12.76
LifeX Income Fund 1951F	1951, Female	$13.56
LifeX Income Fund 1952M	1952, Male	$13.24
LifeX Income Fund 1952F	1952, Female	$14.00
LifeX Income Fund 1953M	1953, Male	$13.70
LifeX Income Fund 1953F	1953, Female	$14.42
LifeX Income Fund 1954M	1954, Male	$14.14
LifeX Income Fund 1954F	1954, Female	$14.83
LifeX Income Fund 1955M	1955, Male	$14.56
LifeX Income Fund 1955F	1955, Female	$15.22
LifeX Income Fund 1956M	1956, Male	$14.96
LifeX Income Fund 1956F	1956, Female	$15.59
LifeX Income Fund 1957M	1957, Male	$15.35
LifeX Income Fund 1957F	1957, Female	$15.96
LifeX Income Fund 1958M	1958, Male	$15.72
LifeX Income Fund 1958F	1958, Female	$16.31
LifeX Income Fund 1959M	1959, Male	$16.09
LifeX Income Fund 1959F	1959, Female	$16.66
LifeX Income Fund 1960M	1960, Male	$16.44
LifeX Income Fund 1960F	1960, Female	$16.99
LifeX Income Fund 1961M	1961, Male	$16.78
LifeX Income Fund 1961F	1961, Female	$17.31
LifeX Income Fund 1962M	1962, Male	$17.11
LifeX Income Fund 1962F	1962, Female	$17.63
LifeX Income Fund 1963M	1963, Male	$17.44
LifeX Income Fund 1963F	1963, Female	$17.94

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APPENDIX B

Form of Successor Fund Prospectus

Shareholders will be notified in advance of the Reorganization and a copy of the applicable Successor Fund prospectus will be available at that time. Such Successor Fund prospectus will be substantially similar in all material respects to the form of Successor Fund prospectus. References to gender and birth year in the form of Successor Fund prospectus will correspond with those of the Investor Cohort for the applicable Fund as shown on Appendix A.

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Prospectus LifeX Income Trust [Birth Year][F/M] LifeX Income Closed-End Fund [Birth Year][F/M]

The Fund. LifeX Income Closed-End Fund [Birth Year][F/M] (the “Fund” and, together with each other closed-end investment company and its respective predecessor fund as listed in Appendix A and any potential future funds managed by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) with a substantially similar investment strategy and structured in a substantially similar manner, the “LifeX Income Funds”) is a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is only being offered to shareholders of LifeX Income Fund [Birth Year][F/M], a series of an open-end management investment company organized as a Delaware statutory trust (the “Predecessor Fund”), in connection with the reorganization of the Predecessor Fund with and into the Fund (the “Reorganization”), which is expected to take place in or around December of the year in which members of the Investor Cohort (as defined below) will turn 80. The Predecessor Fund will offer its shares continuously to members of the Investor Cohort through December of the year in which the Reorganization is expected to take place. The Fund and the Predecessor Fund have substantially similar investment strategies. Shareholders of the Fund and the Predecessor Fund consist solely of women born on or between January 1, [birth year] and December 31, [birth year] (the “Investor Cohort”). The disclosure in this prospectus only applies to the Fund and its corresponding Predecessor Fund, as applicable.

The combined purpose of the Fund and the Predecessor Fund is to provide a stream of distributions from their investments over the life of a shareholder: the Predecessor Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Fund liquidates, whichever is earlier. The Fund intends to liquidate in December of the year in which members of the Investor Cohort will turn 100 (the “Fund Liquidation Date”), but may liquidate earlier if it has insufficient assets to make its monthly distributions.

The Fund offers no liquidity other than monthly distributions. The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the shares and, because shares are non-transferable, no secondary market in the shares will develop. The only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike the Predecessor Fund or traditional mutual funds, upon death, investors will receive $0 per share rather than the net asset value (“NAV”) per share. Shareholders of the Fund may not transfer their shares. Because investors will receive $0 per share upon death and the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Shareholders of the Predecessor Fund will be notified in advance of the date of the Reorganization and shareholders may redeem their Predecessor Fund shares at the NAV per shares prior to the Reorganization.

The Fund is not an annuity or other type of insurance contract, consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

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•	The investment techniques used by Stone Ridge may fail to produce the desired results and cause the Fund to incur significant losses.

Investment Objective. The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy. The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

Term to Age 100. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by the Fund Liquidation Date. If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Distributions. Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

Cancellations for $0 Upon Death. All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying fixed monthly distributions to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is [ ], and assuming such member is still alive at age 80, the member’s life expectancy will have increased to [ ]. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately [ ] years to recoup

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the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than [ ] years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Actuarial Estimates. The Predecessor Fund is one of many series of Stone Ridge Trust with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the applicable predecessor fund. Other than differences in investor eligibility and offering prices, each other predecessor fund is offered on substantially identical terms as the Predecessor Fund. As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for the Predecessor Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets the Predecessor Fund and the Fund would need in order to make their intended distributions with a high degree of likelihood.

The Fund may run out of assets earlier than anticipated, particularly if actual mortality rates are lower than expected among the Fund’s shareholders. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Investors should consider participating in the Reorganization if they are generally healthy, desire fixed monthly distributions and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the other LifeX Income Funds generally live longer than expected. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund.

People with serious or life-threatening health problems should not participate in the Reorganization.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund and will act as investment adviser to any future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Income Funds. As of [date], Stone Ridge’s assets under management were approximately $[ ].

Actuarial Services. Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it has sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to meet the Fund’s cash flow needs. Estimating the amount, timing and interest rate exposure of the Fund’s cash flow needs requires estimating the statistical likelihood of a

B-4

shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will cancel the shares of deceased shareholders for $0 on a quarterly basis following their death. Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each predecessor fund is offered solely to investors of a particular age and gender. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

•	Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

•

Shareholders will have their shares cancelled for $0 following their death, and will therefore lose all of their remaining investment in the Fund. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime.

•	People with serious or life-threatening health problems should not participate in the Reorganization.

•

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

•

The Fund may fail to make distributions through the Fund Liquidation Date. Under certain circumstances described in this prospectus, including if the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation.

•	If the Fund is unsuccessful in implementing its investment strategy, the Fund will liquidate early and there will be no further distributions.

•	The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

•

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for shares of the Predecessor Fund (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). Shares are also not permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Predecessor Fund when the share was originally purchased.

•

A significant portion of each distribution is expected and intended to constitute either a return of capital or capital gains, which will reduce the amount of capital available for investment and may reduce a shareholder’s tax basis in his or her shares. See “Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

An investment in the Fund’s shares involves risk. See “Risk Considerations” below to read about the risks investors should consider before buying Fund shares.

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Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Because shares of the Fund will only be offered to investors in the Predecessor Fund in exchange for such investors’ shares of the Predecessor Fund held at the time of the Reorganization, the price for the Fund’s shares will be determined using the Predecessor Fund’s NAV at the time of the Reorganization. There is no minimum investment requirement for an investment in the shares.

The date of this prospectus is [date].

Investment in the Fund involves risk. Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to their investment objective and individual situation, including their health, and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information investors should know before investing in the Fund. Investors should read this prospectus carefully before deciding to invest in the Fund, and shareholders should retain it for future reference. A Statement of Additional Information dated [date], as it may be amended, containing additional information about the Fund, has been filed with the Commission. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement, annual and semi-annual reports to shareholders and other information regarding the Fund, may be obtained without charge by writing to the Fund, by calling (855) 609-3680, by visiting www.stoneridgefunds.com or from the EDGAR database on the Commission’s internet site (www.sec.gov). The Fund’s address is One Vanderbilt Avenue, 65th Floor, New York, NY 10017.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. Investors should consult their own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Aspects of the Fund and the other LifeX Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Shareholders may elect to receive reports in paper free of charge by contacting their financial intermediary or, for shareholders that invest directly through the transfer agent, by contacting the transfer agent at (855) 609-3680. An election by a shareholder to receive reports in paper will apply to all funds held in their account if they invest through a financial intermediary or all funds within the fund complex if they invest directly through the transfer agent.

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B-7

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that investors should consider before investing in connection with the Reorganization in the Fund’s shares. Investors should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, investors should carefully read the risks of investing in the Fund’s shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.”

The Fund

LifeX Income Closed-End Fund [Birth Year][F/M] (the “Fund” and, together with each other closed-end investment company and its respective predecessor fund as listed in Appendix A and any potential future funds managed by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) with a substantially similar investment strategy and structured in a substantially similar manner, the “LifeX Income Funds”) is a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is only being offered to shareholders of LifeX Income Fund [Birth Year][F/M], a series of an open-end management investment company organized as a Delaware statutory trust (the “Predecessor Fund”), in connection with the reorganization of the Predecessor Fund with and into the Fund (the “Reorganization”), which is expected to take place in or around December of the year in which members of the Investor Cohort (as defined below) will turn 80. The Predecessor Fund will offer its shares continuously to members of the Investor Cohort through December of the year in which the Reorganization is expected to take place. The Fund and the Predecessor Fund have substantially similar investment strategies. Shareholders of the Fund and the Predecessor Fund consist solely of women born on or between January 1, [birth year] and December 31, [birth year] (the “Investor Cohort”).

Investment Objective

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). STRIPS resemble zero coupon bonds, where the investor receives a single payment at maturity. The payments made on the STRIPS held by the Fund represent the specific interest or principal components of the U.S. Treasury notes or bonds to which the STRIPS are related. The Fund will seek to hold STRIPS that will mature at the appropriate times and in the appropriate amounts to fund its anticipated monthly distributions. In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, the Fund may seek to invest in U.S. Government Securities Derivatives that will enable the Fund to pay those monthly distributions.

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Term to Age 100

Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100 (the “Fund Liquidation Date”). If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Although the Fund expects, using the Adviser’s calculations based on the actuarial information provided by New York Life Insurance and Annuity Corporation to the Adviser, that it will be able to make all of the planned monthly distributions, including the planned monthly distribution on the Fund Liquidation Date, it is possible that the Fund may run out of assets prior to the Fund Liquidation Date. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital (or capital gains, to the extent such portion of the distribution exceeds a shareholder’s tax basis in the shares).

The initial purchase price for the Predecessor Fund is intended to be a price that will give the Predecessor Fund and the Fund sufficient assets to fund their anticipated cash flows. Because the Fund’s anticipated cash flows will depend in part on the mortality rates experienced by shareholders in the Fund, the Adviser’s use of actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set the initial purchase price of the Predecessor Fund may impact the longevity of the Fund. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population.

If the actual mortality rates experienced by shareholders in the Fund during the life of the Fund are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Cancellations for $0 Upon Death

All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

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The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying fixed monthly distributions to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is [ ], and assuming such member is still alive at age 80, the member’s life expectancy will have increased to [ ]. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately [ ] years to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than [ ] years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

No Liquidity

Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Actuarial Estimates

The Predecessor Fund is one of many series of Stone Ridge Trust with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the applicable predecessor fund. Other than differences in investor eligibility and offering prices, each other predecessor fund is offered on substantially identical terms as the Predecessor Fund. The Adviser will use actuarial estimates of mortality rates for the Predecessor Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets the Predecessor Fund and the Fund would need in order to make their intended distributions with a high degree of likelihood.

The initial offering price for each predecessor fund was determined such that any difference in initial offering price between predecessor funds was a result of differences in the number of years each LifeX Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those funds. The purpose of having different offering prices for the predecessor funds was to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The Fund may run out of assets earlier than anticipated, particularly if actual mortality rates are lower than expected among the Fund’s shareholders.

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Investment Adviser

Stone Ridge Asset Management LLC is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Income Fund. Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below. The Portfolio Managers serve in a similar capacity for each other LifeX Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it has sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS and other assets with maturities and other payments intended to meet the Fund’s cash flow needs. Estimating the amount, timing and interest rate exposure of the Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will cancel the shares of deceased shareholders for $0 on a quarterly basis following their death.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each predecessor fund is offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each predecessor fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Fund in connection with the Reorganization and shares that may be cancelled by the Fund. If a shareholder of the Predecessor Fund dies before the date of the Predecessor Fund’s Reorganization with and into the Fund, the Predecessor Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Predecessor Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Predecessor Fund shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Predecessor Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Predecessor Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Predecessor Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

In exchange for New York Life Insurance and Annuity Corporation’s services, the Adviser has agreed to pay New York Life Insurance and Annuity Corporation a portion of the Adviser’s profits earned from managing the LifeX Income Funds.

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

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Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

People with serious or life-threatening health problems should not participate in the Reorganization.

Shareholders who die will have their shares cancelled for $0 following their death.

The Fund may fail to make distributions through the Fund Liquidation Date. Under certain circumstances described in this prospectus, including if the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation. See “Actuarial Estimates” above.

The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for shares of the Predecessor Fund (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). Shares are also not permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Predecessor Fund when the share was originally purchased.

The Offering

Shares of the Fund will not be offered other than to shareholders of the Predecessor Fund in connection with the Reorganization. Like the Predecessor Fund, each other predecessor fund listed in Appendix A will offer its shares only to investors of that LifeX Income Fund’s applicable investor cohort, and each Predecessor Fund is expected to be reorganized with and into its respective successor fund in or around December of the year in which members of the applicable investor cohort will turn 80. Other than differences in investor eligibility and offering prices, each other predecessor fund will be offered on substantially identical terms as the Predecessor Fund.

Unlisted Closed-End Fund Structure; No Liquidity

The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the shares and, because shares are non-transferable, no secondary market in the shares will develop. The only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent and Custodian

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver Colorado 80203 is the Fund’s distributor (the “Distributor”). The Adviser compensates the Distributor for its services. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. U.S. Bank NA, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian (the

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“Custodian”). The Adviser compensates the Transfer Agent and the Custodian for their services out of the Unified Management Fee. See “Intermediary and Servicing Arrangements” below. The Distributor, Transfer Agent, Administrator, accounting agent and Custodian act in similar capacities with respect to each other LifeX Income Fund.

Special Risk Considerations

An investment in the Fund involves special risk considerations. Investors should consider carefully the risks described below, along with the additional risks described under “Investment Objective, Policies and Risks—Risk Considerations” below.

Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems.

The Fund’s principal risk factors are listed below. Before investing, please be sure to read the additional descriptions of these risks under “Risk Considerations” below.

Individual Mortality Risk. Shareholders who die before the year in which members of the Investor Cohort will turn 100 will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares.

No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

Individual Shareholder Health Risk. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund. Shareholders should not participate in the Reorganization if they have very serious or life-threatening health problems.

Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price of the Predecessor Fund and each predecessor fund listed in Appendix A intended to give the LifeX Income Funds sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

The Predecessor Fund is expected to merge with the Fund in December of the year in which members of the Investor Cohort will turn 80. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early, and investors will not receive any distributions following the point in time at which the Fund ran out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products

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involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. In addition, as described above under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Because the Fund offers no repurchase mechanic other than cancellations for $0, shareholders may not tender their shares to redeploy their capital into such other investment options. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

Liquidation Risk. The Fund expects to liquidate its remaining U.S. Government Securities on the Fund Liquidation Date and distribute the proceeds to surviving investors. Although the types of U.S. Government Securities in which the Fund will invest have historically been liquid, it is possible that due to a market or political disruption around the time of the Fund Liquidation Date, the Fund’s U.S. Government Securities could become illiquid. In that case, the Fund may need to liquidate its securities over a number of trading days, resulting in the Fund’s assets being uninvested for a period of time, or the Fund may receive a price for its securities below what the Adviser believes they would receive in the absence of any disruption.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity shareholders in the Fund can expect is from the planned distributions and upon distribution of the Fund’s assets on the Fund Liquidation Date. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike a traditional investment company, there will be no voluntary repurchases of the shares and mandatory cancellations of the shares will occur at prices not based on the NAV per share. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100. Although the Fund will seek to achieve income and a high level of reliable monthly distributions during the life of the Fund, following December of the year in which members of the Investor Cohort will turn 100, there will be no further distributions made by the Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the

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United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Inadvertent Distribution Risk. As described below under “Distributions and Cancellations — Distributions,” prior to making any distribution, the Adviser will attempt to verify which shareholders in the Fund have died, and whose shares have therefore become subject to cancellation, by using certain publicly available records and databases used by New York Life Insurance and Annuity Corporation in connection with its business. The Adviser believes these sources of information to be generally reliable, but it is likely that, from time to time, a distribution will be made to a deceased shareholder prior to that shareholder’s shares in the Fund being cancelled because the shareholder’s death has not become known to the Adviser. Any inadvertent distribution to a deceased investor will reduce the Fund’s assets and increase the possibility that that Fund will run out of assets before the Fund makes all of its planned distributions.

Limited Operating History Risk. The Fund is a series of a closed-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

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FUND EXPENSES

The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Annual Fund Operating Expenses
(as a percentage of net assets attributable to the shares)(1)

Management Fees(2)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(3)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Amount assumes that the Fund issues $120,000,000 worth of shares in connection with the Reorganization and that the Fund’s net offering proceeds from the Reorganization equal $120,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the amount of assets in the Predecessor Fund and the number of shares the Fund issues in connection with the Reorganization. For example, if the Reorganization proceeds were significantly less than this amount, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will have $120,000,000 worth of shares following the Reorganization.

(2)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management of the Fund — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(3)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management of the Fund — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same. The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$55	$122

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FINANCIAL HIGHLIGHTS

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a series of LifeX Income Trust [Birth Year][F/M] (the “Trust”), a closed-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on [date], pursuant to a Certificate of Trust. The Fund has no operating history. The Fund’s principal office is located at One Vanderbilt Ave, 65th Floor, New York City, NY 10017.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within a week of its receipt of the proceeds.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Set forth below is additional information about the Fund’s investment strategies and risks.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

PRINCIPAL INVESTMENT POLICIES

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”) and money market funds that invest exclusively in U.S. Government Securities or repurchase agreements collateralized by such securities. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). STRIPS resemble zero coupon bonds, where the investor receives a single payment at maturity. The payments made on the STRIPS held by the Fund represent the specific interest or principal components of the U.S. Treasury notes or bonds to which the STRIPS are related. The Fund will seek to hold STRIPS that will mature at the appropriate times and in the appropriate amounts to fund its anticipated monthly distributions. In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, the Fund may seek to invest in U.S. Government Securities Derivatives that will enable the Fund to pay those monthly distributions.

STRIPS do not make periodic interest payments and are initially sold at a discount from their face value at maturity. This discount depends on the time remaining until maturity, as well as prevailing interest rates and the liquidity of the security. The discount typically decreases as the maturity date approaches. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

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Changes to the Fund’s Investment Policies. The Fund’s investment policies may be changed without shareholder approval unless a policy is identified in this prospectus or in the Statement of Additional Information as “fundamental.” The Fund’s investment objective is designated as fundamental and, as such, cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

RISK CONSIDERATIONS

Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems.

The Fund is subject to the principal risks described above under “Special Risk Considerations” and the additional risks described below. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. An investor could lose part of their investment in the Fund, and the Fund could underperform other investments.

Individual Mortality Risk. Shareholders who die before the year in which members of the Investor Cohort will turn 100 will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares.

No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

Individual Shareholder Health Risk. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund. Shareholders should not participate in the Reorganization if they have very serious or life-threatening health problems.

Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price of the Predecessor Fund and each predecessor fund listed in Appendix A intended to give the LifeX Income Funds sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

The Predecessor Fund is expected to merge with the Fund in December of the year in which members of the Investor Cohort will turn 80. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early, and investors will not receive any distributions following the point in time at which the Fund ran out of assets.

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Additionally, the actuarial estimates used by the Adviser in managing the Fund and the Predecessor Fund reflect New York Life Insurance and Annuity Corporation’s estimates of the mortality risk faced by individuals sharing the broad demographic characteristics of the investors in the Fund (for example, age and gender). These estimates are inherently subject to the risk that changes in factors impacting the mortality rates of this population could render the estimates materially inaccurate. For instance, if a breakthrough in medical science, and the affordable and sufficiently timely distribution to a large enough number of shareholders of that breakthrough, dramatically increases the life expectancy of investors in the Fund, the Fund may run out of assets prior to the Fund Liquidation Date.

As an example of the potential for a medical breakthrough to impact the LifeX Income Funds, the Centers for Disease Control and Prevention has estimated that the instantaneous, complete and total elimination of all forms of cancer would increase life expectancy by 3.2 years for newborns and by 1.8 years for a 70-year-old. If (a) this breakthrough occurred 15 years after the launch of a LifeX Income Fund, (b) the distribution of the breakthrough medication somehow occurred instantly and for free at that exact time to all Americans, (c) all Americans immediately took the medication and never needed another dose, and (d) its subsequent impact on shareholder mortality rates was spread evenly over the remaining 10 years of the LifeX Income Fund’s term, and if there were no other material changes to shareholder mortality rates and interest rates, the Adviser (based on information provided to it by New York Life Insurance and Annuity Corporation) has estimated that such a medical breakthrough would cause the LifeX Income Fund to liquidate in 23.9 years instead of 25 years following the launch of such LifeX Income Fund. Of course, if any of the assumptions in clauses (a) through (d) above were not met, the impact of such a medical breakthrough on the Fund’s expected liquidation date would be diminished.

Due to the novel nature of the LifeX Income Funds, it is possible that the actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to the Adviser will not accurately predict the mortality rates of the shareholders in the LifeX Income Funds. To form accurate actuarial estimates for investors in a particular product, actuaries need to make assumptions about the types of individuals who will find a product attractive. For example, purchasers of life insurance may be viewed, as a group, as facing a higher mortality risk than the general public, because they are choosing to purchase a product that pays them if they die. Conversely, annuity purchasers may be viewed, as a group, as facing a lower mortality risk than the general public, because they are choosing to purchase a product that pays them if they continue to live. New York Life Insurance and Annuity Corporation will provide the Adviser actuarial estimates of mortality rates based on data for income annuities that the Adviser views as reasonably comparable to the LifeX Income Funds, based on the assumption that investors who view the LifeX Income Funds as an attractive investment will be similar in terms of health to investors who view such income annuities as attractive investments. However, because the LifeX Income Funds represent a novel investment product, the health of investors in the LifeX Income Funds may not be similar to purchasers of such annuities. If the health of investors in the LifeX Income Funds is even better than assumed and therefore investors in the LifeX Income Funds live materially longer than expected, the Fund may run out of assets prior to the Fund Liquidation Date.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. In addition, as described above under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

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Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Because the Fund offers no repurchase mechanic other than cancellations for $0, shareholders may not tender their shares to redeploy their capital into such other investment options. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more sensitive to changes in interest rates than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

Liquidation Risk. The Fund expects to liquidate its remaining U.S. Government Securities on the Fund Liquidation Date and distribute the proceeds to surviving investors. Although the types of U.S. Government Securities in which the Fund will invest have historically been liquid, it is possible that due to a market or political disruption around the time of the Fund Liquidation Date, the Fund’s U.S. Government Securities could become illiquid. In that case, the Fund may need to liquidate its securities over a number of trading days, resulting in the Fund’s assets being uninvested for a period of time, or the Fund may receive a price for its securities below what the Adviser believes they would receive in the absence of any disruption.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity shareholders in the Fund can expect is from the planned distributions and upon distribution of the Fund’s assets on the Fund Liquidation Date. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike a traditional investment company, there will be no voluntary repurchases of the shares and mandatory cancellations of the shares will occur at prices not based on the NAV per share. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100. Although the Fund will seek to achieve income and a high level of reliable monthly distributions during the life of the Fund, following December of the year in which members of the Investor Cohort will turn 100, there will be no further distributions made by the Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s management techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser.

Any imperfections, errors or limitations in quantitative analyses, actuarial assumptions and models used by the Adviser (or New York Life Insurance and Annuity Corporation, in providing certain actuarial information to the Adviser (as detailed above)) as part of the investment process could affect the Fund’s performance. Neither the Adviser nor New York Life Insurance and Annuity Corporation, in respect of the information it provides to the Adviser, have provided or will provide any guarantee or assurance to the Fund that these quantitative analyses, actuarial assumptions or models will accurately reflect the Fund’s performance. See “Inadvertent Distribution Risk” above.

The Fund is also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, and the pricing, administrative, accounting, tax, legal, custody, transfer agency and other services

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provided by other service providers. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

The Fund’s, the Adviser’s, and the Fund’s other service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile device and cloud- based service offerings and the dependence on the internet and computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser, or the Custodian, Transfer Agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or the Fund, each of whom could be negatively impacted as a result.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In a centrally cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker, and the credit risk is generally less than for privately negotiated derivatives because a clearinghouse provides a guarantee of performance. However, it is not clear how an insolvency proceeding of a clearinghouse would be conducted. The Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives.

In October 2020, the Commission adopted Rule 18f-4 providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding

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derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Inadvertent Distribution Risk. As described below under “Distributions and Cancellations — Distributions,” prior to making any distribution, the Adviser will attempt to verify which shareholders in the Fund has died, and whose shares have therefore become subject to cancellation, by using certain publicly available records and databases used by New York Life Insurance and Annuity Corporation in connection with its business. The Adviser believes these sources of information to be generally reliable, but it is likely that, from time to time, a distribution will be made to a deceased shareholder prior to that shareholder’s shares in the Fund being cancelled because the shareholder’s death has not become known to the Adviser. Any inadvertent distribution to a deceased investor will reduce the Fund’s assets and increase the possibility that that Fund will run out of assets before the Fund makes all of its planned distributions.

Money Market Fund Risk. The Fund intends to invest in money market funds that invest in U.S. Government Securities. An investment in money market funds is subject to the risk that such money market funds’ income will decline because of falling interest rates. Because money market funds’ income is based on short-term interest rates, which can fluctuate significantly over short periods, income risk is expected to be high for such funds. A low or negative interest rate environment will adversely affect money market funds’ return. Low or negative interest rates, depending on their duration and severity, could prevent money market funds from, among other things, providing a positive yield and/or maintaining a stable share price of $1, which would adversely affect the Fund’s investments in money market funds. Money market funds that invest in U.S. Government Securities are also subject to the risks described above in “U.S. Government Securities Risk.”

Limited Operating History Risk. The Fund is a series of a closed-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Anti-Takeover Provisions. The Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Tax Risk. The Fund intends to elect to be treated as and to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income for each taxable year. If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C Corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Trust (the “Board”) oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund. The composition of the boards of trustees responsible for overseeing each other LifeX Income Fund are currently the same as the composition of the Board.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge also acts as the investment adviser to each other LifeX Income Fund.

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Stone Ridge’s principal office is located at One Vanderbilt Avenue, 65th Floor, New York, New York 10017. As of [date], Stone Ridge’s assets under management were approximately $[ ]. Stone Ridge is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. Pursuant to the Management Agreement, the Adviser is paid a management fee for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (“Unified Management Fee”). Pursuant to the Management Agreement, the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time. Stone Ridge’s engagements with the other LifeX Income Funds are on substantially identical terms to its engagement with the Fund.

A discussion regarding the considerations of the Board for approving the Management Agreement will be included in the Fund’s first annual or semi-annual report to shareholders, as applicable, following the Fund’s commencement of operations.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. In addition, under the terms of the Management Agreement, subject to the general supervision of the Board, Stone Ridge provides or causes to be furnished all supervisory, administrative, custodial and other services reasonably necessary for the operation of the Fund under the Unified Management Fee, including Stone Ridge’s own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses).

In addition to bearing the Unified Management Fee, the Fund (and not the Adviser) bears the following expenses: the Fund’s ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

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Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been a Portfolio Manager of the Fund since inception. Each of the Portfolio Managers is also a portfolio manager of other investment companies, including mutual funds, and in particular each other LifeX Income Fund.

Nate Conrad. Nate Conrad, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Song, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as a vice president in the Interest Rates Trading business. Mr. Conrad is the Head of LifeX at Stone Ridge, having formerly served as the Head of Markets at Stone Ridge and as the President of NYDIG. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Stevens, and Ms. Zhao. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and MA in Statistics from Columbia University and his BS in Mathematics at the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Song, and Ms. Zhao. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Song, and Mr. Stevens. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and President of NYDIG. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation and other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Stone Ridge or its affiliate is currently the sole shareholder of the Fund and, therefore, a control person. However, it is anticipated that Stone Ridge or its affiliate will no longer be a control person once the Fund has had its initial share issuance to persons not affiliated with the Fund.

The Fund’s Service Providers

Custodian. U.S. Bank NA, located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian. The Adviser compensates the Custodian for its services out of the Unified Management Fee.

Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent. The Adviser compensates the Transfer Agent for its services out of the Unified Management Fee.

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Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund. The Adviser compensates the Administrator for its services out of the Unified Management Fee.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota 55402, serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board. The Adviser compensates Ernst & Young LLP for its services out of the Unified Management Fee.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, 02199 acts as legal counsel to the Fund. The Adviser compensates Ropes & Gray LLP for its services out of the Unified Management Fee.

DISTRIBUTIONS AND CANCELLATIONS

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital (or capital gains, depending on the shareholder’s tax basis in the shares). If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of the shareholder’s tax basis in its shares, and to the extent it exceeds the tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. See “Distributions and Federal Income Tax Matters” for a discussion of the tax consequences of the Fund’s intended distributions.

If the actual mortality rates experienced by shareholders in the Fund during the life of the Fund are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” above.

Cancellations for $0 Upon Death

All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

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The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying fixed monthly distributions to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is [ ], and assuming such member is still alive at age 80, the member’s life expectancy will have increased to [ ]. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately [ ] years to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than [ ] years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

Procedures for Determining Cancellations

Prior to the last business day of each February, May, August and November (each, a “Cancellation Date”), the Adviser will determine, working with New York Life Insurance and Annuity Corporation and using the operational procedures New York Life Insurance and Annuity Corporation uses in its business, whether any shareholder has died, resulting in eligibility for cancellation for $0. If the Adviser determines that a shareholder has died, it will send or cause to be sent a notice of determination to that shareholder using the contact information on file with the Transfer Agent or authorized intermediary no later than the fifteenth (15th) calendar day of the month preceding the month of the Cancellation Date. Any shareholder that receives a notice in error must contact the Adviser as soon as possible, otherwise the shares will be subject to cancellation for $0. Additionally, shareholders must keep their contact information on file with the Transfer Agent or authorized intermediary up to date or they risk having their shares repurchased and not receiving distributions they would otherwise be entitled to if they are identified as being deceased in error.

If, within one year following a cancellation for $0 of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse the repurchase. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder as a result of the repurchase.

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for the shares (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to repurchase, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased, regardless of how the shares are held for state law purposes.

HOW TO RECEIVE SHARES

The Fund is only being offered to shareholders of the Predecessor Fund in connection with the Reorganization, which is expected to take place in or around December of the year in which members of the Investor Cohort will turn 80. The Reorganization is expected to occur pursuant to an Agreement and Plan of Reorganization by and between the Fund and the Predecessor Fund, pursuant to which Predecessor Fund will transfer all of its assets to Fund in exchange for shares of Fund and the assumption by Fund of all of the liabilities of Predecessor Fund. Shareholders of the Predecessor Fund who are eligible to participate in the Reorganization will receive a proportional distribution of shares of the Fund. Prior to the Reorganization, shareholders of the Predecessor Fund will be notified of the considerations of the Predecessor Fund’s board of trustees relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

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Investors in the Fund and the Predecessor Fund will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable the Predecessor Fund to price its shares and to enable the Adviser to monitor for shares that may be cancelled by the Fund in the next quarterly repurchase as described under “Distributions and Cancellations — Procedures for Determining Cancellations.”

Investors should consider participating in the Reorganization if they are generally healthy, desire fixed monthly distributions and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the Fund and the other LifeX Income Funds generally live longer than expected. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund.

People with serious or life-threatening health problems should not participate in the Reorganization.

The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Investment Minimums

All investments are subject to approval of the Adviser. There is no minimum investment requirement for an investment in the shares.

Other Policies

No Share Certificates. The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. An investor can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that each shareholder ensures that the address on file with the Transfer Agent is correct and current to ensure that the investor receives account statements and other important mailings and that the account is not deemed abandoned in accordance with state law. Accounts may be deemed abandoned if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which vary by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. While the Transfer Agent will, if it receives returned mail, attempt to locate the investor or rightful owner of the account in accordance with applicable law, if the Transfer Agent is unable to locate the investor and the account is legally considered abandoned, then it will follow the applicable escheatment requirements. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at (855) 609 3680 at least annually to ensure your account remains in active status. The Fund and the Adviser will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Fund’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address.

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If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

INTERMEDIARY AND SERVICING ARRANGEMENTS

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and exclusive distributor of Shares of the Fund.

The Distributor will use commercially reasonable efforts to distribute the shares of the Fund, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor will not be obligated to sell any specific amount of shares of the Fund, or to buy any of the shares. The Fund will indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended, and the 1940 Act. The Distributor will indemnify the Fund, the Adviser and each Trustee against certain liabilities arising from the Distributor’s gross negligence, willful misconduct or fraud of the Distributor in the performance of its duties, obligations or representations under its contract with the Fund.

The Adviser will pay the Distributor for its services to compensate the Distributor in connection with its activities as the legal underwriter/distributor of the Fund, its advertising and sales literature review, approval and record maintenance, its facilitation and review of regulatory filing material, its assistance with financial intermediary agreement preparation and processing and its administration of the Fund’s intermediary due diligence program.

No market exists for the Fund’s shares. The Fund’s shares are not listed, and the Fund does not intend to list the shares, for trading on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the Fund’s shares and, because shares are non-transferable, no secondary market in the shares will develop.

Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which include (i) personal and account maintenance services, sub-transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and the Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities primarily intended to result in the sale of shares (fees for such services, if any, “distribution fees” and, together with servicing fees, “intermediary fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Fund does not believe that any portion of fees currently paid to financial intermediaries is for distribution activities.

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DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The Fund’s shares will be valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business2; provided, that the Fund reserves the right to calculate the NAV more or less frequently if deemed desirable. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. The current NAV per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of shares (which bear upon the number of shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated the Adviser to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Non-prime money market funds, including government securities money market funds, and cash sweep programs are generally valued at amortized cost.

Other debt securities, including U.S. government debt securities, are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

The Fund generally expects that its investments in U.S. Government Securities will not require the use of fair valuation methodologies. In the event that market quotations are not readily available for a particular Fund asset (which may be the case with respect to the Fund’s investments in derivative instruments) or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be fair valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

[2]

The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders, such as the estate tax, or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. Investors should consult their tax advisers for information concerning the possible application of federal, state, local or non-U.S. tax laws to them. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect to be treated as and to qualify each year to be treated as a RIC under Subchapter M of Chapter 1 of the Code. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.

Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on investment for shareholders. The Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long investors owned their shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which are taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund held or is treated as having held for one year or less will be taxable as ordinary income.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of such shareholder’s tax basis in its shares, and to the extent it exceeds such tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Early each year, we will send investors a statement showing the tax status of their dividends and distributions for the prior year.

The cancellation of shares for $0 after a shareholder’s death will not be considered a taxable disposition by the deceased shareholder. Instead, such a cancellation will be treated as a taxable disposition of the shares by the

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person that received the shares from or through the deceased shareholder by reason of the shareholder’s death (the “Successor Shareholder”). The Successor Shareholder is generally expected to recognize capital loss in the amount of its tax basis of the Fund shares at the time of cancellation. However, the basis of the shares in the hands of the Successor Shareholder will equal the fair market value (for U.S. federal income tax purposes) of the shares at the date of the deceased shareholder’s death and, at such time, the fair market value of such Fund shares is expected to be close to $0 because the shares will be cancelled during the quarter following the deceased shareholder’s death. As a result, the Successor Shareholder might not recognize a loss even in the event that the total amount of distributions received by the deceased shareholder and the Successor Shareholder are collectively less than the purchase price the deceased shareholder paid for shares of the Predecessor Fund.

If, after the death of a shareholder, a Successor Shareholder receives one or more distributions prior to the cancellation by the Fund of such shares, such Successor Shareholder is generally subject to U.S. federal income tax on the distributions (which may be taxed as ordinary income, return of capital or capital gains, as described above). Further, any loss it realizes on the cancellation of such shares will be a capital loss without regard to whether the distribution was treated as capital gain or ordinary income.

If, within one year following a cancellation of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse such cancellation. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder (or a person purported to be a Successor Shareholder) because of the cancellation. The shareholder will generally realize a loss on the inadvertent cancellation. In general, if the Adviser were to reverse a prior cancellation as described in this paragraph, the shareholder would (i) likely recognize income, which might be treated as ordinary income, on the receipt of the shares at least to the extent of the loss that such shareholder previously recognized, (ii) have a tax basis in the reacquired shares equal to the amount delivered by the shareholder for such shares plus the amount recognized as income under clause (i), and (iii) the distributions delivered to the shareholder would be included in the shareholder’s income, generally as ordinary income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes dividends, interest and net gains from the disposition of investment property (including the Fund’s ordinary income dividends and Capital Gain Dividends). Shareholders should consult their tax advisers regarding the effect, if any, that this provision may have on their investment in the Fund.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and Internal Revenue Service (“IRS”) guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to

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the prospective investor’s own situation, including investments through an intermediary. In addition, some foreign countries have implemented, and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The states generally permit investment companies, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Fund expects to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Fund generally expects that shareholders will be allowed to exclude from state taxable income distributions made to the shareholder by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Investors should consult their tax advisers regarding the applicability of any such exemption to their situation.

The discussion above is very general. Investors should consult their tax advisers about the effect that an investment in the Fund could have on their tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions they may have.

DESCRIPTION OF THE FUND

The Trust is a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated [date]. The Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets of the Fund upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting. Under the terms of the Declaration of Trust, the shares are, except as set forth below, non-transferable. All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death.

Each Share is entitled to share equally in dividends declared by the Board payable to holders of shares and in the net assets of the Fund available for distribution to holders of shares upon liquidation. The Fund will liquidate on the Fund Liquidation Date.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Fund only if certain conditions are met, including that a shareholder make a pre-suit demand upon the Fund’s Trustees to bring the subject action and that the Trustees be afforded a reasonable amount of time to consider such request and to investigate the basis of such claim. In addition, the Declaration of Trust requires that shareholders holding at least 10% of the Fund’s shares must join in any request for the Trustees to commence an action, and that shareholders making such request undertake to reimburse the Fund for any expenses of counsel or advisors hired by the Trustees to consider such demand in the event that the Trustees determine not to bring an action Any decision by the Trustees after considering such demand to bring, maintain or settle (or not to bring, maintain or settle) such action shall be binding upon shareholders.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees will distribute the remaining assets of the Fund among the holders of the shares.

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The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of [date], the following number of shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	$0	$100,000

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets or liquidation. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

REPORTS TO SHAREHOLDERS

The Fund sends to shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

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APPENDIX A

LifeX Income Funds

Fund	Investor Cohort Year of Birth and Gender	Predecessor Fund
LifeX Income Closed-End Fund 1948M	1948, Male	LifeX Income Fund 1948M
LifeX Income Closed-End Fund 1948F	1948, Female	LifeX Income Fund 1948F
LifeX Income Closed-End Fund 1949M	1949, Male	LifeX Income Fund 1949M
LifeX Income Closed-End Fund 1949F	1949, Female	LifeX Income Fund 1949F
LifeX Income Closed-End Fund 1950M	1950, Male	LifeX Income Fund 1950M
LifeX Income Closed-End Fund 1950F	1950, Female	LifeX Income Fund 1950F
LifeX Income Closed-End Fund 1951M	1951, Male	LifeX Income Fund 1951M
LifeX Income Closed-End Fund 1951F	1951, Female	LifeX Income Fund 1951F
LifeX Income Closed-End Fund 1952M	1952, Male	LifeX Income Fund 1952M
LifeX Income Closed-End Fund 1952F	1952, Female	LifeX Income Fund 1952F
LifeX Income Closed-End Fund 1953M	1953, Male	LifeX Income Fund 1953M
LifeX Income Closed-End Fund 1953F	1953, Female	LifeX Income Fund 1953F
LifeX Income Closed-End Fund 1954M	1954, Male	LifeX Income Fund 1954M
LifeX Income Closed-End Fund 1954F	1954, Female	LifeX Income Fund 1954F
LifeX Income Closed-End Fund 1955M	1955, Male	LifeX Income Fund 1955M
LifeX Income Closed-End Fund 1955F	1955, Female	LifeX Income Fund 1955F
LifeX Income Closed-End Fund 1956M	1956, Male	LifeX Income Fund 1956M
LifeX Income Closed-End Fund 1956F	1956, Female	LifeX Income Fund 1956F
LifeX Income Closed-End Fund 1957M	1957, Male	LifeX Income Fund 1957M
LifeX Income Closed-End Fund 1957F	1957, Female	LifeX Income Fund 1957F
LifeX Income Closed-End Fund 1958M	1958, Male	LifeX Income Fund 1958M
LifeX Income Closed-End Fund 1958F	1958, Female	LifeX Income Fund 1958F
LifeX Income Closed-End Fund 1959M	1959, Male	LifeX Income Fund 1959M
LifeX Income Closed-End Fund 1959F	1959, Female	LifeX Income Fund 1959F
LifeX Income Closed-End Fund 1960M	1960, Male	LifeX Income Fund 1960M
LifeX Income Closed-End Fund 1960F	1960, Female	LifeX Income Fund 1960F
LifeX Income Closed-End Fund 1961M	1961, Male	LifeX Income Fund 1961M
LifeX Income Closed-End Fund 1961F	1961, Female	LifeX Income Fund 1961F
LifeX Income Closed-End Fund 1962M	1962, Male	LifeX Income Fund 1962M
LifeX Income Closed-End Fund 1962F	1962, Female	LifeX Income Fund 1962F
LifeX Income Closed-End Fund 1963M	1963, Male	LifeX Income Fund 1963M
LifeX Income Closed-End Fund 1963F	1963, Female	LifeX Income Fund 1963F

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STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Privacy

Stone Ridge recognizes and respects your privacy. This Privacy Notice describes the types of personal information we obtain, how we use that information and to whom we disclose it. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available.

Stone Ridge does not sell your non-public personal information to any third parties. Stone Ridge uses your non-public personal information primarily to complete financial transactions that you request or to make you aware of other financial products and services offered by Stone Ridge or its affiliates.

Information Stone Ridge Collects About You

Stone Ridge collects the following categories of non-public personal information about you:

•	Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;

•	Information about transactions and balances in accounts with Stone Ridge or its affiliates;

•	Information about transactions and balances in accounts with non-affiliated third parties; and

•	Information from consumer reporting agencies.

How Stone Ridge Discloses Your Personal Information

Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes at your direction, it may be necessary to provide certain non-public personal information about you, such as your name, social security number or tax identification number or date of birth, to companies, individuals or groups that are not affiliated with Stone Ridge, such as administrators, custodians, transfer agents, accountants, attorneys and broker-dealers.

•

In order to notify you about other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about you, such as your name, contact information or information about transactions and balances in accounts with Stone Ridge or its affiliates, with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about you, such as your name, social security number or tax identification number or date of birth, to these third parties. In such cases, Stone Ridge will require the third party to use the information only for that purpose. In addition, Stone Ridge requires these third parties to treat your non-public information with the same high degree of confidentiality that Stone Ridge does.

•

Finally, Stone Ridge will release non-public information about you if directed by you to do so or if Stone Ridge is authorized by law to do so, such as with respect to the investigation or assertion of legal rights, in connection with a corporate transaction involving Stone Ridge or in compliance with legal or regulatory obligations.

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How Stone Ridge Safeguards Your Personal Information

Stone Ridge restricts access to non-public personal information about you to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your non-public personal information.

Keeping You Informed

Stone Ridge reserves the right to modify this policy at any time and will keep you informed of further changes as required by law.

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LifeX Income Closed-End Fund [Birth Year][F/M]

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	LifeX Income Closed-End Fund [Birth Year][F/M] c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database – www.sec.gov

The Fund’s investment company registration number is 811-[ ].

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STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Privacy

Stone Ridge recognizes and respects your privacy. This Privacy Notice describes the types of personal information we obtain, how we use that information and to whom we disclose it. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available.

Stone Ridge does not sell your non-public personal information to any third parties. Stone Ridge uses your non-public personal information primarily to complete financial transactions that you request or to make you aware of other financial products and services offered by Stone Ridge or its affiliates.

Information Stone Ridge Collects About You

Stone Ridge collects the following categories of non-public personal information about you:

•	Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;

•	Information about transactions and balances in accounts with Stone Ridge or its affiliates;

•	Information about transactions and balances in accounts with non-affiliated third parties; and

•	Information from consumer reporting agencies.

How Stone Ridge Discloses Your Personal Information

Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes at your direction, it may be necessary to provide certain non-public personal information about you, such as your name, social security number or tax identification number or date of birth, to companies, individuals or groups that are not affiliated with Stone Ridge, such as administrators, custodians, transfer agents, accountants, attorneys and broker-dealers.

•

In order to notify you about other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about you, such as your name, contact information or information about transactions and balances in accounts with Stone Ridge or its affiliates, with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about you, such as your name, social security number or tax identification number or date of birth, to these third parties. In such cases, Stone Ridge will require the third party to use the information only for that purpose. In addition, Stone Ridge requires these third parties to treat your non-public information with the same high degree of confidentiality that Stone Ridge does.

•

Finally, Stone Ridge will release non-public information about you if directed by you to do so or if Stone Ridge is authorized by law to do so, such as with respect to the investigation or assertion of legal rights, in connection with a corporate transaction involving Stone Ridge or in compliance with legal or regulatory obligations.

22

How Stone Ridge Safeguards Your Personal Information

Stone Ridge restricts access to non-public personal information about you to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your non-public personal information.

Keeping You Informed

Stone Ridge reserves the right to modify this policy at any time and will keep you informed of further changes as required by law.

23

USEFUL SHAREHOLDER INFORMATION

Trust. Stone Ridge Trust consists of sixty-six series. The series are investment portfolios of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust.

Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about a Fund’s investments. These reports include financial statements, a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance, as well as the auditors’ report (in the annual report only).

Statement of Additional Information. The Statement of Additional Information provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this combined prospectus.

How to Obtain Additional Information.

•

You can obtain shareholder reports or the Statement of Additional Information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at (855) 609-3680, writing the Fund at Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, visiting the Fund’s website at www.stoneridgefunds.com or calling your financial intermediary.

You may review and copy information about a Fund, including reports and other information about the Fund, on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the Fund’s file number.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Funds nor the Distributor are offering to sell shares of a Fund to any person to whom the Fund may not lawfully sell its shares.

How to Reach Stone Ridge Trust

Please send all requests for information or transactions to:

Stone Ridge Trust

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

You may contact us by telephone at (855) 609-3680.

You can also visit our website at:

www.stoneridgefunds.com

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

Investment Adviser

Stone Ridge Asset Management LLC

One Vanderbilt Avenue, 65th Floor

New York, NY 10017

Investment Company Act File Number: 811-22761

PROSPECTUS

October 23, 2023, as revised November 3, 2023

STONE RIDGE ASSET MANAGEMENT LLC

STONE RIDGE LIFEX INFLATION-PROTECTED INCOME FUNDS

Fund	Ticker Symbol
LifeX Inflation-Protected Income Fund 1948F	LIADX
LifeX Inflation-Protected Income Fund 1948M	LIAAX
LifeX Inflation-Protected Income Fund 1949F	LIAFX
LifeX Inflation-Protected Income Fund 1949M	LIAEX
LifeX Inflation-Protected Income Fund 1950F	LIAIX
LifeX Inflation-Protected Income Fund 1950M	LIAHX
LifeX Inflation-Protected Income Fund 1951F	LIAKX
LifeX Inflation-Protected Income Fund 1951M	LIAJX
LifeX Inflation-Protected Income Fund 1952F	LIAMX
LifeX Inflation-Protected Income Fund 1952M	LIALX
LifeX Inflation-Protected Income Fund 1953F	LIFWX
LifeX Inflation-Protected Income Fund 1953M	LIFMX
LifeX Inflation-Protected Income Fund 1954F	LIAOX
LifeX Inflation-Protected Income Fund 1954M	LIANX
LifeX Inflation-Protected Income Fund 1955F	LIAQX
LifeX Inflation-Protected Income Fund 1955M	LIAPX
LifeX Inflation-Protected Income Fund 1956F	LIAUX
LifeX Inflation-Protected Income Fund 1956M	LIASX
LifeX Inflation-Protected Income Fund 1957F	LIAWX
LifeX Inflation-Protected Income Fund 1957M	LIAVX
LifeX Inflation-Protected Income Fund 1958F	LIIFX
LifeX Inflation-Protected Income Fund 1958M	LIFYX
LifeX Inflation-Protected Income Fund 1959F	LIAZX
LifeX Inflation-Protected Income Fund 1959M	LIAYX
LifeX Inflation-Protected Income Fund 1960F	LIBEX
LifeX Inflation-Protected Income Fund 1960M	LIBDX
LifeX Inflation-Protected Income Fund 1961F	LIBGX
LifeX Inflation-Protected Income Fund 1961M	LIBFX
LifeX Inflation-Protected Income Fund 1962F	LIBJX
LifeX Inflation-Protected Income Fund 1962M	LIBHX
LifeX Inflation-Protected Income Fund 1963F	LIIWX
LifeX Inflation-Protected Income Fund 1963M	LIIMX

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Each fund listed above (each, an “Open-End LifeX Inflation-Protected Income Fund” or a “Fund”) is a series of Stone Ridge Trust (the “Trust”).

This prospectus contains important information about the Funds and services available to shareholders. Please save it for reference.

STONE RIDGE TRUST

FUND SUMMARIES

LifeX Inflation-Protected Income Fund 1948F

Investment Objective

The LifeX Inflation-Protected Income Fund 1948F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1948 and December 31, 1948 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into LifeX Inflation-Protected Income Closed-End Fund 1948F, a corresponding closed-end investment company (the “Successor Fund,” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund and the Successor Fund are managed by Stone Ridge and have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus.

Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1948M

Investment Objective

The LifeX Inflation-Protected Income Fund 1948M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1948 and December 31, 1948 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1949F

Investment Objective

The LifeX Inflation-Protected Income Fund 1949F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1949 and December 31, 1949 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1949M

Investment Objective

The LifeX Inflation-Protected Income Fund 1949M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1949 and December 31, 1949 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1950F

Investment Objective

The LifeX Inflation-Protected Income Fund 1950F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1950 and December 31, 1950 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1950M

Investment Objective

The LifeX Inflation-Protected Income Fund 1950M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1950 and December 31, 1950 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1951F

Investment Objective

The LifeX Inflation-Protected Income Fund 1951F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1951 and December 31, 1951 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1951M

Investment Objective

The LifeX Inflation-Protected Income Fund 1951M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1951 and December 31, 1951 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1952F

Investment Objective

The LifeX Inflation-Protected Income Fund 1952F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1952 and December 31, 1952 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1952M

Investment Objective

The LifeX Inflation-Protected Income Fund 1952M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1952 and December 31, 1952 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1953F

Investment Objective

The LifeX Inflation-Protected Income Fund 1953F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1953 and December 31, 1953 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1953M

Investment Objective

The LifeX Inflation-Protected Income Fund 1953M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1953 and December 31, 1953 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1954F

Investment Objective

The LifeX Inflation-Protected Income Fund 1954F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1954 and December 31, 1954 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1954M

Investment Objective

The LifeX Inflation-Protected Income Fund 1954M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1954 and December 31, 1954 (the “Investor Cohort”).
There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1955F

Investment Objective

The LifeX Inflation-Protected Income Fund 1955F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1955 and December 31, 1955 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1955M

Investment Objective

The LifeX Inflation-Protected Income Fund 1955M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1955 and December 31, 1955 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1956F

Investment Objective

The LifeX Inflation-Protected Income Fund 1956F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1956 and December 31, 1956 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1956M

Investment Objective

The LifeX Inflation-Protected Income Fund 1956M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1956 and December 31, 1956 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1957F

Investment Objective

The LifeX Inflation-Protected Income Fund 1957F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1957 and December 31, 1957 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1957M

Investment Objective

The LifeX Inflation-Protected Income Fund 1957M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1957 and December 31, 1957 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1958F

Investment Objective

The LifeX Inflation-Protected Income Fund 1958F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1958 and December 31, 1958 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1958M

Investment Objective

The LifeX Inflation-Protected Income Fund 1958M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1958 and December 31, 1958 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1959F

Investment Objective

The LifeX Inflation-Protected Income Fund 1959F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1959 and December 31, 1959 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1959M

Investment Objective

The LifeX Inflation-Protected Income Fund 1959M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1959 and December 31, 1959 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1960F

Investment Objective

The LifeX Inflation-Protected Income Fund 1960F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1960 and December 31, 1960 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1960M

Investment Objective

The LifeX Inflation-Protected Income Fund 1960M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1960 and December 31, 1960 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1961F

Investment Objective

The LifeX Inflation-Protected Income Fund 1961F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1961 and December 31, 1961 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1961M

Investment Objective

The LifeX Inflation-Protected Income Fund 1961M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1961 and December 31, 1961 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1962F

Investment Objective

The LifeX Inflation-Protected Income Fund 1962F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1962 and December 31, 1962 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.
U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1962M

Investment Objective

The LifeX Inflation-Protected Income Fund 1962M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1962 and December 31, 1962 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1963F

Investment Objective

The LifeX Inflation-Protected Income Fund 1963F’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are women born on or between January 1, 1963 and December 31, 1963 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

LifeX Inflation-Protected Income Fund 1963M

Investment Objective

The LifeX Inflation-Protected Income Fund 1963M’s (the “Fund”) investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until the Reorganization (as defined below).

The combined investment objective of the Fund and the Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

The Fund is only being offered to investors who are men born on or between January 1, 1963 and December 31, 1963 (the “Investor Cohort”).

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

The Fund is not an annuity or other type of insurance contract; consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management and Organization — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(2)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management and Organization — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
You would pay the following expenses if you did not redeem your shares	$102	$318

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund anticipates having a material portfolio turnover rate during the initial years of the Fund’s existence but expects this turnover rate to decline over time. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

Changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Reorganization. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

The Offering. The Fund will offer its shares continuously to the Investor Cohort until December of the year in which members of the Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (the “Successor Fund” and the “Reorganization”), as described below. The initial shares will be sold at the “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the net asset value (“NAV”) per share to the Investor Cohort.

Distributions. Together with the Successor Fund, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Together with the Successor Fund, the Fund intends to make distributions through the end of the year in which members of the Investor Cohort will turn 100. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month through the date of the Reorganization, and the Successor Fund intends to make the same level of distributions to shareholders from then until the Successor Fund Liquidation Date (as defined below).

Reorganization into the Successor Fund. The Reorganization is expected to occur in or around December of the year in which members of the Investor Cohort will turn 80. Shares of the Successor Fund will not be offered other than to shareholders of the Fund in connection with the Reorganization. Shares of the Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of the Reorganization, shares of the Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of the Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of the Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

The combined purpose of the Fund and the Successor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Successor Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Successor Fund liquidates, whichever is earlier. The Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B to the Fund’s prospectus.

The Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. The Fund is, and the Successor Fund will be, managed by Stone Ridge and will have substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to the Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. The Fund is one of many series of Stone Ridge Trust (the “Trust”) with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Fund’s investment strategy.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously with the Fund is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each other Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms as the Fund.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Principal Investment Risks

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. In addition, investors should consider the Successor Fund’s risks and investment objective, which are summarized herein and described in the Successor Fund’s prospectus. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objectives, Strategies and Risks — More Information Regarding the Risks of Investing” below.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for the Fund intended to give the Fund, and its Successor Fund, sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of the Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Fund, shareholders who are alive on the date of the Reorganization and subsequently hold shares of the Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Fund, including its investment objective and strategies (which are expected to be substantially similar to those of the Fund) will be provided to shareholders in advance of the Reorganization and is available in the Successor Fund’s prospectus.

Individual Mortality Risk. Shareholders of the Successor Fund who die before the Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of the Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If the Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to the Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Fund will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Date. Shares of the Successor Fund will be non-transferable and the only liquidity shareholders in the Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on the Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in the Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of the Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to reorganize into the Successor Fund, and the Successor Fund is designed to have distributed substantially all of its assets by the Successor Fund Liquidation Date. Although the Fund and the Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following the Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities (“U.S. Government Securities Derivatives”). The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that the Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of the Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of the Reorganization, there remains an insufficient number of shareholders in the Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from the Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. The Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Performance

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Adviser

Stone Ridge is the Fund’s investment adviser. Stone Ridge will also act as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. The disclosure in this prospectus only applies to the Fund and its corresponding Successor Fund, as applicable.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management and Organization” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its, and the Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of the Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Fund in connection with the Reorganization and shares that may be cancelled by the Successor Fund. If a shareholder of the Fund dies before the date of the Fund’s Reorganization with and into the Successor Fund, the Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Successor Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Fund’s shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Successor Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Purchase and Sale of Fund Shares

There is no minimum investment requirement for an investment in the shares. All share purchases are subject to approval of the Adviser.

The Fund is only being offered to the Investor Cohort. The Fund will offer its shares continuously to the Investor Cohort until the closing of the Reorganization. The initial shares will be sold at the “initial purchase price” for the Fund as set forth on Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Fund will offer its shares at the NAV per share to the Investor Cohort.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. Investors who hold shares directly with the Fund’s transfer agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Additional information regarding restrictions on purchasing or exchanging shares is provided in the sections of the prospectus entitled “How to Buy Shares” and “How to Redeem Shares.”

Tax Information

A portion of the Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

The Fund intends to make distributions for which a significant portion of each distribution is expected and intended to constitute a return of capital, which will reduce the amount of capital available for investment and reduce a shareholder’s tax basis in his or her shares. A return of capital is generally not taxable to the shareholder. However, following the point at which a shareholder’s tax basis in his or her shares has been reduced to zero, this portion of the Fund’s intended distributions is expected to constitute capital gains. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Set forth below is additional information about each Fund’s investment strategies and risks.

More Information Regarding Investment Strategies

Investment Objective

Each Fund’s investment objective is to achieve income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments until its Reorganization (as defined below).

The combined investment objective of a Fund and its Successor Fund (as defined below) is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s and the Successor Fund’s investments.

There can be no assurance that a Fund will achieve its investment objective generally or with respect to any particular shareholder. Each Fund is only being offered to investors who are members of the applicable Investor Cohort (as defined under the “Fund Summaries” for each Fund).

The Funds are not annuities or other types of insurance contracts; consequently:

•	Distributions provided by the Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Funds are wrong in their assumptions or actuarial estimates or the Funds’ investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The Adviser’s investment techniques may fail to produce the desired results and cause the Funds to incur significant losses.

Investment Strategies

Each Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”), and money market funds that invest exclusively in U.S. Government Securities or repurchase agreements collateralized by such securities. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). Each Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments the principal payments of which are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index, and TIPS’ principal payments are adjusted according to changes in the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Each Fund will generally seek to invest in TIPS that will allow it to fund its inflation-linked monthly payments. Changes to interest rates or expected inflation could result in a Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, a Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. An inflation swap agreement involves the exchange of cash flows based on a specified inflation rate and a specified principal amount, usually a fixed payment based on the forward-looking inflation rate implied by the yield difference between Treasury securities and TIPS, for a floating payment that is linked to the Consumer Price Index. An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments). There can be no assurance that a Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets.

“Distributions linked to inflation” means each Fund’s intended monthly distribution of $0.0833 per outstanding share of each Fund will be multiplied by an inflation adjustment, which is intended to reflect the cumulative impact of inflation since the launch of each Fund but may not align perfectly with inflation actually experienced by investors. The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, a Fund may seek to invest in U.S. Government Securities Derivatives that will enable the Fund to pay those monthly distributions.

The Offering. Each Fund will offer its shares continuously to its respective Investor Cohort through December of the year in which members of its respective Investor Cohort will turn 80, following which the Fund intends to reorganize with and into a corresponding closed-end investment company (its “Successor Fund,” and the “Reorganization”), as described below. The initial shares of each Fund will be sold at the applicable “initial purchase price” for the Fund as set forth in Appendix A plus any applicable third-party sales charges. After the initial shares are sold, the Funds will offer their shares at the net asset value (“NAV”) per share to their respective Investor Cohorts.

Distributions. Together with its Successor Fund, each Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Fund. The annual total distribution per share shall not fall below $1.00 per share per year.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis for October of the preceding calendar year divided by (B) the level of that same index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

In the event that the reference inflation index for TIPS changes, the Adviser will use the successor reference index to calculate the inflation adjustment for the Fund’s distributions instead of the index specified above. In the event that the reference inflation index for TIPS is no longer publicly available, the Adviser will calculate the inflation adjustment by reference to a successor index believed to reasonably represent inflation for this purpose.

Together with each Successor Fund, the Funds intend to make distributions through the end of the year in which members of its Investor Cohort will turn 100. The Funds intend to make these distributions on or about the third (3rd) business day of each calendar month through the date of the applicable Reorganization, and each Successor

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Fund intends to make the same level of distributions to shareholders from then until its Successor Fund Liquidation Date (as defined below).

Because each Fund expects its monthly distributions to exceed its net investment income and net realized capital gains, each Fund expects a portion of each distribution to be a return of capital (or capital gains, depending on the shareholder’s tax basis in the shares). If, in and with respect to any taxable year, each Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of the shareholder’s tax basis in its shares, and to the extent it exceeds the tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the tax consequences of a Fund’s intended distributions.

Reorganization into the Successor Fund. Each Fund’s Reorganization is expected to occur in or around December of the year in which members of the Fund’s Investor Cohort will turn 80. Shares of a Successor Fund will not be offered other than to shareholders of the applicable Fund in connection with its Reorganization. Shares of a Fund originally held by shareholders who have died prior to the Reorganization and that have not been otherwise redeemed prior to the Reorganization will be redeemed by the Fund at the NAV per share immediately prior to the Reorganization. Each quarter following the closing of a Reorganization, shares of the applicable Successor Fund held by a Successor Fund shareholder who has died in the prior quarter will be cancelled for $0. Shareholders of a Fund will be notified in advance of the date of Reorganization and will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization. Following the Reorganization, Successor Fund shareholders will have no ability to redeem their Successor Fund shares; shares of a Successor Fund will have no liquidity other than monthly distributions prior to the date of the Successor Fund’s liquidation in December of the year in which members of the applicable Investor Cohort will turn 100 (the “Successor Fund Liquidation Date”). Because the payment stream of each Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. See “Successor Fund Risks — No Successor Fund Liquidity” below.

Each Successor Fund’s investment objective is to achieve, during the lifetime of the Successor Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Successor Fund’s investments. Each Successor Fund is designed to have distributed substantially all of its assets by its Successor Fund Liquidation Date. If there are remaining assets on the Successor Fund Liquidation Date, the Successor Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on such date. If the Successor Fund has insufficient assets to make its monthly distributions before the Successor Fund Liquidation Date, however, the Successor Fund will liquidate early. A form of the Successor Fund’s prospectus is included as Appendix B hereto.

Each Fund’s Reorganization will be contingent on approval by the Fund’s Board of Trustees (the “Board”) and a determination by the Board (including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) that (i) the Reorganization is in the best interests of the Fund’s shareholders and (ii) the Fund’s shareholders will not be diluted as a result of the Reorganization. Each Fund and its corresponding Successor Fund is managed by Stone Ridge and has substantively identical investment objectives and strategies, portfolio managers, and advisory fees. Prior to a Reorganization, shareholders will be notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Actuarial Estimates. Each Fund is one of many series of Stone Ridge Trust (the “Trust”) which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations of such series (such series the “Open-End LifeX Inflation-Protected

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Income Funds” and, together with their respective Successor Funds, the “LifeX Inflation-Protected Income Funds”). Each other LifeX Inflation-Protected Income Fund will invest its assets pursuant to an investment strategy substantially similar to the Funds’ investment strategies.

Longevity pooling enables each Fund, together with its Successor Fund, to make distributions over the combined life of both funds that are larger per share than the distributions that would be possible if the Successor Fund did not utilize longevity pooling. Each Successor Fund is designed to achieve longevity pooling through the fact that investors who die following the year in which members of the Investor Cohort turn 80 will have their shares of the Successor Fund cancelled for no value, with the result that surviving investors gain a larger share of the Successor Fund’s assets and distributions.

As described in more detail below under “How to Buy Shares,” the Adviser will use actuarial estimates of mortality rates for each Open-End LifeX Inflation-Protected Income Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets such Open-End LifeX Inflation-Protected Income Fund and its corresponding Successor Fund would need in order to make their intended distributions with a high degree of likelihood. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund will be determined using the same methodology described below under “How to Buy Shares,” such that any difference in initial offering price between Open-End LifeX Inflation-Protected Income Funds will be a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those Open-End LifeX Inflation-Protected Income Funds.

The purpose of having different offering prices for the Open-End LifeX Inflation-Protected Income Funds is to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The initial offering price for each Open-End LifeX Inflation-Protected Income Fund launching contemporaneously is set forth on Appendix A. Other than these differences in investor eligibility and offering prices, each Open-End LifeX Inflation-Protected Income Fund will be offered on substantially identical terms.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the applicable Investor Cohort and the average life expectancy of a member who is still alive at age 80, is shown in the table below. The Adviser expects that the life expectancy of members of the Investor Cohorts is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Fund shares at the Fund’s launch would have to live approximately the number of years shown in the table below to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer they would need to live to feel adequately compensated by the distributions from a Fund and its Successor Fund in exchange for their upfront investment of $10,000 in a Fund.

Fund Name	Current Average Life Expectancy(1), (2)	Life Expectancy if Alive at Age 80(1), (2)	Approximate Length of Life Necessary to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)	Approximate Age to Reach in Order to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)
LifeX Inflation-Protected Income Fund 1948M	90.14	91.35	11.75	86.75
LifeX Inflation-Protected Income Fund 1948F	91.52	92.52	12.75	87.75

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Fund Name	Current Average Life Expectancy(1), (2)	Life Expectancy if Alive at Age 80(1), (2)	Approximate Length of Life Necessary to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)	Approximate Age to Reach in Order to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)
LifeX Inflation-Protected Income Fund 1949M	89.96	91.40	12.33	86.33
LifeX Inflation-Protected Income Fund 1949F	91.36	92.57	13.33	87.33
LifeX Inflation-Protected Income Fund 1950M	89.79	91.45	12.92	85.92
LifeX Inflation-Protected Income Fund 1950F	91.21	92.61	13.83	86.83
LifeX Inflation-Protected Income Fund 1951M	89.63	91.50	13.42	85.42
LifeX Inflation-Protected Income Fund 1951F	91.08	92.65	14.33	86.33
LifeX Inflation-Protected Income Fund 1952M	89.49	91.55	14.00	85.00
LifeX Inflation-Protected Income Fund 1952F	90.95	92.70	14.83	85.83
LifeX Inflation-Protected Income Fund 1953M	89.36	91.60	14.50	84.50
LifeX Inflation-Protected Income Fund 1953F	90.83	92.74	15.33	85.33
LifeX Inflation-Protected Income Fund 1954M	89.24	91.65	15.00	84.00
LifeX Inflation-Protected Income Fund 1954F	90.72	92.78	15.83	84.83
LifeX Inflation-Protected Income Fund 1955M	89.13	91.70	15.50	83.50
LifeX Inflation-Protected Income Fund 1955F	90.62	92.83	16.33	84.33
LifeX Inflation-Protected Income Fund 1956M	89.02	91.75	16.00	83.00
LifeX Inflation-Protected Income Fund 1956F	90.53	92.87	16.75	83.75
LifeX Inflation-Protected Income Fund 1957M	88.92	91.80	16.50	82.50
LifeX Inflation-Protected Income Fund 1957F	90.44	92.91	17.25	83.25
LifeX Inflation-Protected Income Fund 1958M	88.83	91.85	16.92	81.92
LifeX Inflation-Protected Income Fund 1958F	90.36	92.95	17.67	82.67
LifeX Inflation-Protected Income Fund 1959M	88.74	91.90	17.42	81.42
LifeX Inflation-Protected Income Fund 1959F	90.29	93.00	18.17	82.17
LifeX Inflation-Protected Income Fund 1960M	88.67	91.95	17.83	80.83

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Fund Name	Current Average Life Expectancy(1), (2)	Life Expectancy if Alive at Age 80(1), (2)	Approximate Length of Life Necessary to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)	Approximate Age to Reach in Order to Recoup Value of Investment Assuming $10,000 Fund Shares Purchased at Fund Launch(1)
LifeX Inflation-Protected Income Fund 1960F	90.23	93.04	18.58	81.58
LifeX Inflation-Protected Income Fund 1961M	88.60	92.00	18.33	80.33
LifeX Inflation-Protected Income Fund 1961F	90.18	93.08	19.00	81.00
LifeX Inflation-Protected Income Fund 1962M	88.54	92.05	18.75	79.75
LifeX Inflation-Protected Income Fund 1962F	90.14	93.12	19.50	80.50
LifeX Inflation-Protected Income Fund 1963M	88.49	92.09	19.17	79.17
LifeX Inflation-Protected Income Fund 1963F	90.12	93.17	19.92	79.92

(1) As of October 31, 2023.

(2) Life expectancy is based on each Fund’s average member assuming members’ ages are evenly distributed across the Investor Cohort year.

(3) Assumes market implied inflation rates.

The LifeX Inflation-Protected Income Funds are not annuities or other types of insurance contracts and the distributions provided by the LifeX Inflation-Protected Income Funds are not guaranteed or otherwise backed by an insurance company or by any third party.

More Information Regarding the Risks of Investing

Investors should carefully consider the Funds’ risks and investment objectives, as an investment in a Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in a Fund involves a high degree of risk. It is possible that investing in a Fund may result in a loss of some or all of the amount invested. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The Funds are subject to the principal risks described above in the “Fund Summaries” and the additional risks described below. As with any mutual fund, there is no guarantee that a Fund will achieve its investment objective. You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.

Risk that the Fund Will Run Out of Assets. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price for each Open-End LifeX Inflation-Protected Income Fund intended to give each Fund, and its Successor Fund, sufficient assets to fund its anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If a Fund runs out of assets for any reason, however, the Fund will liquidate early.

Additionally, the actuarial estimates used by the Adviser in managing the LifeX Inflation-Protected Income Funds reflect New York Life Insurance and Annuity Corporation’s estimates of the mortality risk faced by individuals sharing the broad demographic characteristics of the investors in the Funds (for example, age and

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gender). These estimates are inherently subject to the risk that changes in factors impacting the mortality rates of this population could render the estimates materially inaccurate. For instance, if a breakthrough in medical science, and the affordable and sufficiently timely distribution to a large enough number of shareholders of that breakthrough, dramatically increases the life expectancy of investors in an Investor Cohort, a Successor Fund may run out of assets prior to its Successor Fund Liquidation Date.

Due to the novel nature of the LifeX Inflation-Protected Income Funds, it is possible that the actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to the Adviser will not accurately predict the mortality rates of the shareholders in the LifeX Inflation-Protected Income Funds. To form accurate actuarial estimates for investors in a particular product, actuaries need to make assumptions about the types of individuals who will find a product attractive. For example, purchasers of life insurance may be viewed, as a group, as facing a higher mortality risk than the general public, because they are choosing to purchase a product that pays them if they die. Conversely, annuity purchasers may be viewed, as a group, as facing a lower mortality risk than the general public, because they are choosing to purchase a product that pays them if they continue to live. New York Life Insurance and Annuity Corporation will provide the Adviser actuarial estimates of mortality rates based on data for income annuities that the Adviser views as reasonably comparable to the LifeX Inflation-Protected Income Funds, based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be similar in terms of health to investors who view such income annuities as attractive investments. However, because the LifeX Inflation-Protected Income Funds represent a novel investment product, the health of investors in the LifeX Inflation-Protected Income Funds may not be similar to purchasers of such annuities. If the health of investors in the LifeX Inflation-Protected Income Funds is even better than assumed and therefore investors in the LifeX Inflation-Protected Income Funds live materially longer than expected, a Successor Fund may run out of assets prior to the Successor Fund Liquidation Date.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets.

No Insurance Protections Risk. None of the Funds are annuities or other types of insurance contract and the distributions provided by the Funds are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Funds will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Funds do not involve any promise to pay by an insurance company or other third party. Shareholders face the risk that a Fund will run out of assets to fund its intended distributions. If this were to occur, a Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of a Fund’s monthly distributions will generally increase if in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October increases. Each Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of a Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort, and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest

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may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of a Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of a Fund’s distributions will decrease relative to other investment options that may be available at that time. Additionally, the NAV of a Fund will fluctuate based on changes in the market value of its TIPS investments, which will impact the value received by shareholders who redeem from the Fund.

In addition, a Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and each Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes each Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of a Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities a Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

A Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, no Fund expects cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. A Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets. A Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of a Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of a Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of

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U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Funds’ investments and increase the volatility of the Funds’ portfolios. There can be no assurance that U.S. Government Securities will retain their value.

Successor Fund Risks. In addition to the risks of the Funds, shareholders who are alive on the date of a Reorganization and subsequently hold shares of a Successor Fund will be subject to the risks of the Successor Fund, which include the applicable risks of the Fund and the additional risks summarized below. The risks of the Fund applicable to the Successor Fund include all risks other than Reorganization Risk and Insufficient Scale Risk. Additional information about the Successor Funds, including its investment objective and strategies (which are expected to be substantially similar to those of the Funds) will be provided to shareholders in advance of the Reorganization and is available in the Successor Funds’ prospectuses.

Individual Mortality Risk. Shareholders of a Successor Fund who die before its Successor Fund Liquidation Date will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment. Because the payment stream of a Successor Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in a Reorganization.

Risk that the Successor Fund Will Run Out of Assets. If a Successor Fund has insufficient assets, for example, due to lower than anticipated mortality rates of shareholders, then the Successor Fund will liquidate prior to its Successor Fund Liquidation Date, and investors will not receive any distributions following the point in time at which the Successor Fund ran out of assets.

No Successor Fund Liquidity. Shares of the Successor Funds will have no liquidity other than monthly distributions prior to the Successor Fund Liquidation Dates. Shares of the Successor Funds will be non-transferable and the only liquidity shareholders in a Successor Fund can expect is from the planned distributions and upon distribution of the Successor Fund’s assets on its Successor Fund Liquidation Date. Shareholders will hold their Successor Fund shares until the earlier of the Successor Fund Liquidation Date or the quarter following their death and after such time, the shareholder’s shares will be cancelled for $0. An investment in a Successor Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Shareholders of a Fund will have the ability to redeem their shares on any business day at the NAV per share in advance of the Fund’s Reorganization.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Funds are each designed to reorganize into a Successor Fund, and the Successor Funds are designed to have distributed substantially all of their assets by their respective Successor Fund Liquidation Dates. Although a Fund and its Successor Fund will each seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund or the Successor Fund, as applicable, following its Successor Fund Liquidation Date, there will be no further distributions made by the Successor Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Cleared U.S. Government Securities Derivatives Risk. The Funds intend to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic

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factors, or the derivative instruments themselves, behave in a way not anticipated by the Funds, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In a centrally cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker, and the credit risk is generally less than for privately negotiated derivatives because a clearinghouse provides a guarantee of performance. However, it is not clear how an insolvency proceeding of a clearinghouse would be conducted. A Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives.

In October 2020, the Commission adopted Rule 18f-4 providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Each Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict each Fund’s ability to engage in certain derivatives transactions.

Reorganization Risk. In the event that a Reorganization does not receive Board approval, the Reorganization will not be consummated. In that situation, the Board will consider such alternatives as it believes to be in the best interests of a Fund and its shareholders, including liquidation of the Fund.

Insufficient Scale Risk. If, prior to the date of a Reorganization, there remains an insufficient number of shareholders in a Fund, the Adviser may determine that the Fund lacks sufficient scale and that it is appropriate to liquidate the Fund early. Such a determination may be made, for example, if a significantly greater number of shareholders have died than expected or a significant number of shareholders have redeemed from a Fund such that the Successor Fund would have insufficient scale to operate as intended.

Limited Operating History Risk. Each Fund is a series of an open-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate a Fund and its performance. The Funds are designed for long-term investors and not as trading vehicles.

Management and Operational Risk; Cyber-Security Risk. The Funds are subject to management risk because they rely on the Adviser’s ability to achieve its investment objective. The Funds run the risk that the Adviser’s management techniques will fail to produce desired results and cause the Funds to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times.

Any imperfections, errors or limitations in quantitative analyses, actuarial assumptions and models used by the Adviser (or New York Life Insurance and Annuity Corporation, in providing certain actuarial information to the Adviser (as detailed above)) as part of the investment process could affect the Funds’ performance. Neither the Adviser nor New York Life Insurance and Annuity Corporation, in respect of the information it provides to the Adviser, have provided or will provide any guarantee or assurance to the Funds that these quantitative analyses, actuarial assumptions or models will accurately reflect the Funds’ performance.

The Funds are also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including the pricing, administrative, accounting, tax, legal, custody, transfer agency and other services provided by other service providers. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

The Funds’, the Adviser’s, and the Funds’ other service providers’ use of internet, technology and information systems may expose the Funds to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary

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information, customer data or Fund assets, or cause the Funds or their service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile device and cloud- based service offerings and the dependence on the internet and computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Funds, the Adviser, or the Custodian, Transfer Agent (as defined below), or other third-party service provider may adversely affect the Funds or their shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or the Funds, each of whom could be negatively impacted as a result.

Money Market Fund Risk. The Funds intend to invest in money market funds that invest in U.S. Government Securities. An investment in money market funds is subject to the risk that such money market funds’ income will decline because of falling interest rates. Because money market funds’ income is based on short-term interest rates, which can fluctuate significantly over short periods, income risk is expected to be high for such funds. A low or negative interest rate environment will adversely affect money market funds’ return. Low or negative interest rates, depending on their duration and severity, could prevent money market funds from, among other things, providing a positive yield and/or maintaining a stable share price of $1, which would adversely affect the Fund’s investments in money market funds. Money market funds that invest in U.S. Government Securities are also subject to the risks described above in “U.S. Government Securities Risk.”

Tax Risk. The Funds intend to elect to be treated as and to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for such treatment, a Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income for each taxable year. If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C Corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information. The holdings of a Fund are disclosed quarterly in filings with the Commission on Form N-PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year. The Funds’ fiscal years each end on December 31. You can find the Commission filings on the Commission’s website, www.sec.gov.

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MANAGEMENT AND ORGANIZATION

Board of Trustees

The Board of Trustees of the Trust (the “Board”) oversees the conduct of the Funds’ affairs and the Adviser’s management of the Funds. The composition of the boards of trustees responsible for overseeing each LifeX Inflation-Protected Income Fund are currently the same as the composition of the Board.

The Adviser

Stone Ridge acts as each Funds’ investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge will also act as the investment adviser to the Successor Funds. Stone Ridge’s principal office is located at One Vanderbilt Avenue, 65th Floor, New York, New York 10017. As of September 30, 2023, Stone Ridge’s assets under management were approximately $21 billion. Stone Ridge is a Delaware limited liability company.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Funds, furnish continuously an investment program with respect to the Funds, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Funds to make investments. Stone Ridge compensates all Trustees and officers of the Funds who are members of Stone Ridge’s organization and who render investment services to the Funds. Pursuant to the Management Agreement, the Adviser is paid a management fee for advisory services and for shareholder servicing, administrative and other services. Each Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Management Agreement, the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of each Fund’s average daily total assets less total liabilities. The Funds (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Stone Ridge may voluntarily reimburse any fees and expenses of the Funds but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time.

Stone Ridge’s engagements with each LifeX Inflation-Protected Income Fund will be on substantially identical terms.

A discussion regarding the considerations of the Board for approving the Management Agreement will be included in a Fund’s first annual or semi-annual report to shareholders, as applicable, which is expected to be the semi-annual report for the period ended June 30, 2024.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of each Fund’s assets, determine what investments will be purchased, held, sold or exchanged by a Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. In addition, under the terms of the Management Agreement, subject to the general supervision of the Board, Stone Ridge provides or causes to be furnished all supervisory, administrative, custodial and other services reasonably necessary for the operation of a Fund under the Unified Management Fee, including Stone Ridge’s own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses).

In addition to bearing the Unified Management Fee, each Fund (and not the Adviser) bears the following expenses: the Fund’s ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for such Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Funds and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao are the Portfolio Managers of the Funds. Each of the Portfolio Managers has been a Portfolio Manager of each Fund since inception. Each of the Portfolio Managers is also a portfolio manager of other investment companies, including mutual funds, and in particular each LifeX Inflation-Protected Income Fund.

Nate Conrad. Nate Conrad, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Song, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as a vice president in the Interest Rates Trading business. Mr. Conrad is the Head of LifeX at Stone Ridge, having formerly served as the Head of Markets at Stone Ridge and as the President of NYDIG. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Conrad, Mr. Stevens, and Ms. Zhao. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and MA in Statistics from Columbia University and his BS in Mathematics at the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Conrad, Mr. Song, and Ms. Zhao. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Funds, is responsible for the day-to-day management of the Funds and their investments jointly with Mr. Conrad, Mr. Song, and Mr. Stevens. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and President of NYDIG. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Funds, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Funds. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Distributor, Administrator, Custodian and Transfer Agent

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 is the Fund’s distributor (the “Distributor”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East

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Michigan Street, Milwaukee, Wisconsin 53202 is the Funds’ transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. U.S. Bank NA, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 is the Funds’ custodian (the “Custodian”). The Adviser pays fees to the Distributor as compensation for the services it renders. The Adviser compensates the Transfer Agent and Custodian for their services out of the Unified Management Fee.

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ACTUARIAL SERVICES

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, a Fund must estimate the amount and timing of its, and its Successor Fund’s, cash flow needs, so that it can set an initial purchase price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to support those cash flows. Estimating the amount, timing and interest rate exposure of a Fund’s and Successor Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each LifeX Inflation-Protected Income Fund is being offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Successor Funds in connection with the Reorganizations (which shareholders’ shares are intended to be redeemed by the applicable Fund immediately prior to its Reorganization) and shares that may be cancelled by the Successor Funds. In exchange for these services, the Adviser has agreed to pay New York Life Insurance and Annuity Corporation a portion of the Adviser’s profits earned from managing the LifeX Inflation-Protected Income Funds.

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SHAREHOLDER INFORMATION

How Fund Share Prices Are Calculated

The net asset value (“NAV”) per share of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. A Fund’s shares will be valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. The current NAV per share of a Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of shares (which bear upon the number of shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated the Adviser to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations.

Listed below is a summary of certain of the methods generally used currently to value investments of a Fund under the Valuation Procedures:

Non-prime money market funds, including government securities money market funds, and cash sweep programs are generally valued at amortized cost.

Other debt securities, including U.S. government debt securities, are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

The Funds generally expect that their investments in U.S. Government Securities will not require the use of fair valuation methodologies. In the event that market quotations are not readily available for a particular Fund asset (which may be the case with respect to the Funds’ investments in derivative instruments) or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, then such

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The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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instruments will be fair valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Funds determine fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Funds.

Fund Closings

The Funds may close at any time to new investments. During such closings, the reinvestment of dividends by existing shareholders will not be permitted. The Funds may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time the Funds are closed to new investments, Fund shareholders will continue to be able to redeem their shares, as described below.

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INVESTING IN THE FUNDS

Eligibility to Buy Shares

Each Fund is only being offered to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the Fund, and the offering will continue until December 31 of the year in which members of the Fund’s Investor Cohort will turn 80, following which it is expected that a Reorganization will occur as described under “Investment Objective, Strategies and Risks — Reorganization into the Successor Fund.” The Investor Cohort is specified for each Fund in the “Fund Summaries.” Other than these differences in investor eligibility and offering prices, each Fund will be offered on substantially identical terms.

Investment Minimums

There is no minimum investment requirement for an investment in the shares.

Other Policies

No Certificates

The issuance of shares is recorded electronically on the books of a Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. An investor can rely on these statements in lieu of certificates. A Fund does not issue certificates representing shares of the Fund.

Involuntary Redemptions

The Funds reserve the right to redeem an account if the value of the shares in a Fund is $1,000 or less for any reason, including market fluctuation. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. This redemption of Fund shares would be a taxable event for U.S. federal income tax purposes. See “How to Redeem Shares — Distributions and Federal Income Tax Matters” for a discussion of the U.S. federal income tax consequences of a redemption of Fund shares.

The Funds reserve the right under certain circumstances to redeem all or a portion of an account, without consent of or other action by the shareholder. A Fund may exercise this right, for example, if a shareholder invests in a share class for which the shareholder was not eligible at the time of investment or if a shareholder fails to provide certain demographic information as described below under “How to Buy Shares.”

Additionally, shares of the Funds originally held by shareholders who have died prior to the applicable Reorganization and that have not been otherwise redeemed prior to such Reorganization will be redeemed by such Fund at the NAV per share immediately prior to such Reorganization.

Lost Shareholders, Inactive Accounts and Unclaimed Property.

It is important that each shareholder ensures that the address on file with the Transfer Agent is correct and current to ensure that the investor receives account statements and other important mailings and that the account is not deemed abandoned in accordance with state law. Accounts may be deemed abandoned if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which vary by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. While the Transfer Agent will, if it receives

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returned mail, attempt to locate the investor or rightful owner of the account in accordance with applicable law, if the Transfer Agent is unable to locate the investor and the account is legally considered abandoned, then it will follow the applicable escheatment requirements. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at (855) 609 3680 at least annually to ensure your account remains in active status. The Funds and the Adviser will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.

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HOW TO BUY SHARES

How to Buy Shares

Each Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Funds. These intermediaries may be authorized to designate other intermediaries to receive orders on a Fund’s behalf. Each Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary, or if applicable, an intermediary’s authorized designee, receives the order in good order. Investors who invest in a Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

Investors may purchase shares directly from the Transfer Agent by calling (855) 609-3680.

Investors will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable a Fund to price the shares as described below and to enable the Adviser to monitor for shares that may be redeemed immediately prior to its Reorganization or on a quarterly basis thereafter if a shareholder has died. The Fund will redeem the shares of those investors who fail to provide such information, and whose custodians have not provided such information on their behalf, prior to the Reorganization.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Funds reserve the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through a financial intermediary does not affect these eligibility requirements or those set out above in “Investing in the Funds.”

The initial purchase price per share for each Open-End LifeX Inflation-Protected Income Fund will be equal to the Adviser’s estimate of the actuarially fair price for one share of that Fund based on prospective investors’ age and gender. To calculate this price, the Adviser will use the actuarial estimates of mortality rates for the investor cohorts applicable to the Open-End LifeX Inflation-Protected Income Fund’s investors provided to the Adviser by New York Life Insurance and Annuity Corporation. These actuarial estimates will be used to estimate the cash flows that are necessary to enable one share of the Open-End LifeX Inflation-Protected Income Fund, and its Successor Fund, to satisfy its intended cash flow needs (including the planned monthly distributions) until the applicable Reorganization and through the Successor Fund’s Liquidation Date. The Adviser will include in these cash flows a small target final distribution to surviving shareholders of each Successor Fund on the applicable Successor Fund Liquidation Date. If the Adviser did not include any final distribution in the estimated cash flows, then any decrease in shareholder mortality would cause a Successor Fund to run out of assets early. Conversely, by including a final distribution, small decreases in shareholder mortality will instead cause the size of the final distribution to decrease. The Adviser will set a small target final distribution such that, based on statistical analysis and using the actuarial information provided by New York Life Insurance and Annuity Corporation, a Successor Fund will not run out of assets prior to its Successor Fund Liquidation Date with at least 95% likelihood. Once the Adviser has estimated all the cash flows during the life of the LifeX Inflation-Protected Income Funds, the Adviser will set each initial purchase price to be the price per share that will allow the respective LifeX Inflation-Protected Income Fund, based on prevailing interest rates in the initial offering period, to invest in assets in accordance with their investment strategies that would be expected to produce the cash flows the LifeX Inflation-Protected Income Funds need to meet their obligations with respect to one share.

Following the launch of each Fund, a purchase of a Fund’s shares will be made at the NAV per share next determined following receipt of a purchase order in good order by a Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when a Fund is open to new investments. A purchase, exchange or redemption order is in “good order” when a Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the

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Adviser. Once a Fund (or one of its authorized agents, described above) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. A Fund reserves the right to cancel any purchase or exchange order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares of the Funds generally may be sold only to U.S. citizens or U.S. residents. The Funds reserve the right to refuse any request to purchase shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of Stone Ridge Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Funds also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

In addition, the Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

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HOW TO REDEEM SHARES

Investors who invest in a Fund through an intermediary should contact their intermediary regarding redemption procedures. A Fund is deemed to have received a redemption order when the Transfer Agent, the Distributor, an authorized intermediary, or if applicable, an intermediary’s authorized designee, receives the redemption order in good order. Investors who hold shares directly with the Transfer Agent may redeem shares by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Once notification has occurred, the investor will be directed to the Transfer Agent to complete the sale transaction. A redemption of a Fund’s shares will be made at the NAV per share next determined following receipt of a written redemption order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee.

The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How to Buy Shares” above. Certificates for shares are not issued.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. A Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the Commission orders the Fund to suspend redemptions or delay payment of redemption proceeds.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 7 days or more. A Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Although a Fund generally intends to pay cash for all shares redeemed using cash held by the Fund or generated by the Fund through selling cash equivalents, selling investments, or using overdraft provisions or lines of credit, the Fund reserves the right, under certain circumstances (such as stressed market conditions), to make a redemption payment, in whole or in part, in portfolio securities that have a market value at the time of redemption equal to the redemption price. In cases where the Fund uses assets other than cash for redemption payments, the value of the non-cash assets is determined as of the redemption date; consequently, as a result of changes in market prices, the value of those assets when received by the redeeming shareholder may be lower or higher than their value as of the redemption date. Investors may incur brokerage charges or other transaction costs selling securities that were received in payment of redemptions.

If you hold your shares directly through the Transfer Agent, you can arrange for cash proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by a Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a signature guarantee to a Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or contact your financial intermediary.

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Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public.

The Funds and/or the Transfer Agent or your financial intermediary reserve the right to require a signature guarantee in other instances based on the circumstances.

Dividend Reinvestment

Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and either are automatically reinvested, without sales charges, into additional shares of the applicable Fund or are distributed to you in cash. Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election by notifying the Transfer Agent or your financial intermediary, as applicable.

For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680 or contact your financial intermediary.

Distributions and Federal Income Tax Matters

It is each Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Funds. This discussion does not address all aspects of taxation that may apply to shareholders, such as the estate tax, or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. Investors should consult their tax advisers for information concerning the possible application of federal, state, local or non-U.S. tax laws to them. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund intends to elect to be treated as and to qualify each year to be treated as a RIC under Subchapter M of Chapter 1 of the Code. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Funds must meet certain income, asset diversification and distribution requirements.

Failure of a Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on investment for shareholders. The Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long investors owned their shares. Distributions of net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which are taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that a Fund held or is treated as having held for one year or less will be taxable as ordinary income.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of such shareholder’s tax basis in its shares, and to the extent it exceeds such tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

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A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Early each year, investors will receive a statement showing the tax status of their dividends and distributions for the prior year.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. A Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

If you elect to reinvest distributions as described above in “How to Redeem Shares – Dividend Reinvestment”, your distributions will be reinvested in additional shares of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment. If you are a shareholder subject to federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether such distributions are paid in cash or reinvested in additional shares of the Fund.

Any gain or loss resulting from the redemption or exchange of your shares generally will be treated as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. Investments through tax-qualified retirement plans and other tax-advantaged accounts are generally not subject to current federal income tax.

A Fund’s investments in debt instruments, inflation-indexed securities, and derivatives may increase or accelerate the Fund’s recognition of income or gain and may affect the timing, amount or character of the Fund’s distributions.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes dividends, interest and net gains from the disposition of investment property (including a Fund’s ordinary income dividends and Capital Gain Dividends). Shareholders should consult their tax advisers regarding the effect, if any, that this provision may have on their investment in a Fund.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and Internal Revenue Service (“IRS”) guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends a Fund pays to that shareholder. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, some foreign countries have implemented, and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The states generally permit investment companies, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Funds

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expect to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Funds generally expect that shareholders will be allowed to exclude from state taxable income distributions made to the shareholder by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Investors should consult their tax advisers regarding the applicability of any such exemption to their situation.

Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes and, accordingly, no gain or loss is expected to be recognized by a Fund or its shareholders as a direct result of its Reorganization. However, the qualification as a tax-free reorganization for U.S. federal income tax purposes and the precise tax treatment of a Fund and its shareholders will depend on the facts at the time. The Funds intend to provide more information about the U.S. federal income tax treatment of the Reorganization in the future, at or around the time the shareholders are notified of the Board’s considerations relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization. Assuming a Reorganization is treated as a tax-free reorganization for U.S. federal income tax purposes, the tax basis and holding period of a shareholder’s Fund shares would generally carry over to the applicable Successor Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of a Reorganization, a shareholder may redeem shares of the Fund, likely resulting in ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax advantaged arrangement, such as an IRA. Notwithstanding the above, the precise U.S. federal income tax treatment will depend on the U.S. federal income tax law in effect at the time of the Reorganization.

The discussion above is very general. Investors should consult their tax advisers about the effect that an investment in a Fund could have on their tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions they may have.

Frequent Purchases and Sales of Fund Shares

The Funds are currently intended for long-term investment purposes. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. The Funds will not knowingly permit shareholders to market time or excessively trade the Funds to the detriment of the long-term shareholders.

The Funds have adopted procedures that are reasonably designed to detect and prevent frequent trading activity that could be harmful to a Fund (the “Procedures”), which include (1) fair valuation of non-U.S. securities, where appropriate and (2) periodic surveillance of shareholder trading activity and inquiry as to the nature of the trading activity when appropriate.

With respect to the periodic surveillance of shareholder trading activity, the Adviser monitors trading in a Fund’s shares in an effort to identify trading patterns that appear to indicate market timing or abusive trading practices, to the extent reasonably practicable. In making such a judgement, the Adviser may consider the size of the trades, the frequency and pattern of trades and other factors considered relevant.

If the Adviser determines that the trading history of an account appears to indicate market timing or abusive trading practices, a Fund will provide notice to the shareholder or the applicable financial intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or redemptions of shares for the account. If the trading history of an omnibus account appears to indicate the possibility of market timing or abusive trading practices, the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act in order to make such a determination.

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Some financial intermediaries through which shares of a Fund are distributed submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, the Adviser’s ability to detect and prevent frequent trading is limited. In determining the frequency with which the Adviser will seek shareholder transaction information from a financial intermediary, the Adviser will consider (1) whether or not a Fund imposes a redemption fee, (2) a Fund’s trading history (e.g., a history of abnormally large inflows or outflows that may indicate the existence of frequent trading), (3) the risks that frequent trading poses to a Fund and its shareholders in light of the nature of the Fund’s investment program, including its typical cash positions and whether its valuation policies mitigate the risks associated with abusive trading practices, (4) the risks to a Fund and its shareholders in light of the size of the transactions relative to the amount of the Fund’s assets or the volume of the Fund’s subscriptions and redemptions through a financial intermediary and (5) such other factors as are deemed relevant or appropriate under the circumstances.

Although the Procedures are designed to deter frequent trading, none of these measures alone, nor taken together, eliminates the possibility that frequent trading will occur in a Fund, particularly with respect to trades placed by shareholders who invest in the Fund through omnibus accounts maintained by financial intermediaries. It is understood that it may not be possible to identify and monitor all accounts controlled by a potential frequent trader.

Restrictions on Transfer

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for the shares (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). For purposes of this prospectus and the operations of a Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased.

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INTERMEDIARY AND SERVICING ARRANGEMENTS

Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which include (i) personal and account maintenance services, sub-transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and a Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities primarily intended to result in the sale of shares (fees for such services, if any, “distribution fees” and, together with servicing fees, “intermediary fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Funds do not believe that any portion of fees currently paid to financial intermediaries is for distribution activities.

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FINANCIAL HIGHLIGHTS

The Funds have not yet commenced investment operations and their shares have not previously been offered. Therefore, the Funds do not have any financial history. Additional information about a Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

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APPENDIX A

Investor Cohort and Estimated Initial Purchase Prices

The initial purchase prices shown in the table below are estimated for each Investor Cohort as of October 31, 2023. Actual initial purchase prices will be updated in a supplement to this prospectus filed prior to the Funds’ commencement of operations.

LifeX Inflation-Protected Income Fund	Investor Cohort Year of Birth and Gender	Estimated Initial Purchase Price
LifeX Inflation-Protected Income Fund 1948M	1948, Male	$13.62
LifeX Inflation-Protected Income Fund 1948F	1948, Female	$15.03
LifeX Inflation-Protected Income Fund 1949M	1949, Male	$14.44
LifeX Inflation-Protected Income Fund 1949F	1949, Female	$15.81
LifeX Inflation-Protected Income Fund 1950M	1950, Male	$15.24
LifeX Inflation-Protected Income Fund 1950F	1950, Female	$16.58
LifeX Inflation-Protected Income Fund 1951M	1951, Male	$16.02
LifeX Inflation-Protected Income Fund 1951F	1951, Female	$17.34
LifeX Inflation-Protected Income Fund 1952M	1952, Male	$16.80
LifeX Inflation-Protected Income Fund 1952F	1952, Female	$18.08
LifeX Inflation-Protected Income Fund 1953M	1953, Male	$17.56
LifeX Inflation-Protected Income Fund 1953F	1953, Female	$18.82
LifeX Inflation-Protected Income Fund 1954M	1954, Male	$18.31
LifeX Inflation-Protected Income Fund 1954F	1954, Female	$19.55
LifeX Inflation-Protected Income Fund 1955M	1955, Male	$19.05
LifeX Inflation-Protected Income Fund 1955F	1955, Female	$20.27
LifeX Inflation-Protected Income Fund 1956M	1956, Male	$19.78
LifeX Inflation-Protected Income Fund 1956F	1956, Female	$20.99
LifeX Inflation-Protected Income Fund 1957M	1957, Male	$20.51
LifeX Inflation-Protected Income Fund 1957F	1957, Female	$21.70
LifeX Inflation-Protected Income Fund 1958M	1958, Male	$21.23
LifeX Inflation-Protected Income Fund 1958F	1958, Female	$22.42
LifeX Inflation-Protected Income Fund 1959M	1959, Male	$21.95
LifeX Inflation-Protected Income Fund 1959F	1959, Female	$23.13
LifeX Inflation-Protected Income Fund 1960M	1960, Male	$22.67
LifeX Inflation-Protected Income Fund 1960F	1960, Female	$23.85
LifeX Inflation-Protected Income Fund 1961M	1961, Male	$23.39
LifeX Inflation-Protected Income Fund 1961F	1961, Female	$24.57
LifeX Inflation-Protected Income Fund 1962M	1962, Male	$24.11
LifeX Inflation-Protected Income Fund 1962F	1962, Female	$25.29
LifeX Inflation-Protected Income Fund 1963M	1963, Male	$24.84
LifeX Inflation-Protected Income Fund 1963F	1963, Female	$26.02

A-1

APPENDIX B

Form of Successor Fund Prospectus

Shareholders will be notified in advance of the Reorganization and a copy of the applicable Successor Fund prospectus will be available at that time. Such Successor Fund prospectus will be substantially similar in all material respects to the form of Successor Fund prospectus. References to gender and birth year in the form of Successor Fund prospectus will correspond with those of the Investor Cohort for the applicable Fund as shown on Appendix A.

Prospectus LifeX Inflation-Protected Income Trust [Birth Year][F/M] LifeX Inflation-Protected Income Closed-End Fund [Birth Year][F/M]

The Fund. LifeX Inflation-Protected Income Closed-End Fund [Birth Year][F/M] (the “Fund” and, collectively with its predecessor fund and any potential future funds managed by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) with substantially similar investment strategies and structured in a substantially similar investment strategies and structured in a substantially similar manner, the “LifeX Inflation-Protected Income Funds”) is a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is only being offered to shareholders of LifeX Inflation-Protected Income Fund [Birth Year][F/M], a series of an open-end management investment company organized as a Delaware statutory trust (the “Predecessor Fund”), in connection with the reorganization of the Predecessor Fund with and into the Fund (the “Reorganization”), which is expected to take place in or around December of the year in which members of the Investor Cohort (as defined below) will turn 80. The Predecessor Fund will offer its shares continuously to members of the Investor Cohort through December of the year in which the Reorganization is expected to take place. The Fund and the Predecessor Fund have substantially similar investment strategies. Shareholders of the Fund and the Predecessor Fund consist solely of women born on or between January 1, [birth year] and December 31, [birth year] (the “Investor Cohort”). The disclosure in this prospectus only applies to the Fund and its corresponding Predecessor Fund, as applicable.

The combined purpose of the Fund and the Predecessor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Predecessor Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Fund liquidates, whichever is earlier. The Fund intends to liquidate in December of the year in which members of the Investor Cohort will turn 100 (the “Fund Liquidation Date”), but may liquidate earlier if it has insufficient assets to make its monthly distributions.

The Fund offers no liquidity other than monthly distributions. The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the shares and, because shares are non-transferable, no secondary market in the shares will develop. The only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike the Predecessor Fund or traditional mutual funds, upon death, investors will receive $0 per share rather than the net asset value (“NAV”) per share. Shareholders of the Fund may not transfer their shares. Because investors will receive $0 per share upon death and the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Shareholders of the Predecessor Fund will be notified in advance of the date of the Reorganization and shareholders may redeem their Predecessor Fund shares at the NAV per shares prior to the Reorganization.

The Fund is not an annuity or other type of insurance contract, consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Investment Objective. The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy. The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

As described below under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Fund Liquidation Date. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

Term to Age 100. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by the Fund Liquidation Date. If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Distributions. Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items

in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Cancellations for $0 Upon Death. All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying monthly distributions linked to inflation to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is [ ], and assuming such member is still alive at age 80, the member’s life expectancy will have increased to [ ]. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately [ ] years to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than [ ] years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Actuarial Estimates. The Predecessor Fund is one of many series of Stone Ridge Trust with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the applicable predecessor fund. Other than differences in investor eligibility and offering prices, each other predecessor fund is offered on substantially identical terms as the Predecessor Fund. As described in more detail below under “How to Receive

Shares,” the Adviser will use actuarial estimates of mortality rates for the Predecessor Fund’s investors provided by

New York Life Insurance and Annuity Corporation to calculate the amount of assets the Predecessor Fund and the Fund would need in order to make their intended distributions with a high degree of likelihood.

The Fund may run out of assets earlier than anticipated, particularly if actual mortality rates are lower than expected among the Fund’s shareholders. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Investors should consider participating in the Reorganization if they are generally healthy, desire monthly distributions linked to inflation and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the other LifeX Inflation-Protected Income Funds generally live longer than expected. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund.

People with serious or life-threatening health problems should not participate in the Reorganization.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC. Stone Ridge also acts as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any future funds with substantially similar investment strategies and structured in a substantially similar manner to the LifeX Inflation-Protected Income Funds. As of [date], Stone Ridge’s assets under management were approximately $[ ].

Actuarial Services. Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it has sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to meet the Fund’s cash flow needs. Estimating the amount, timing and interest rate exposure of the Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will cancel the shares of deceased shareholders for $0 on a quarterly basis following their death. Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each predecessor fund is offered solely to investors of a particular age and gender. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

•	Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

•

Shareholders will have their shares cancelled for $0 following their death, and will therefore lose all of their remaining investment in the Fund. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime.

•	People with serious or life-threatening health problems should not participate in the Reorganization.

•

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

•

The Fund may fail to make distributions through the Fund Liquidation Date. Under certain circumstances described in this prospectus, including if the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation.

•

If the Fund is unsuccessful in implementing its investment strategy, including if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund will liquidate early and there will be no further distributions.

•	The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

•

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for shares of the Predecessor Fund (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). Shares are also not permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Predecessor Fund when the share was originally purchased.

•

A significant portion of each distribution is expected and intended to constitute either a return of capital or capital gains, which will reduce the amount of capital available for investment and may reduce a shareholder’s tax basis in his or her shares. See “Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

An investment in the Fund’s shares involves risk. See “Risk Considerations” below to read about the risks investors should consider before buying Fund shares.

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Because shares of the Fund will only be offered to investors in the Predecessor Fund in exchange for such investors’ shares of the Predecessor Fund held at the time of the Reorganization, the price for the Fund’s shares will be determined using the Predecessor Fund’s NAV at the time of the Reorganization. There is no minimum investment requirement for an investment in the shares.

The date of this prospectus is [date].

Investment in the Fund involves risk. Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to their investment objective and individual situation, including their health, and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information investors should know before investing in the Fund. Investors should read this prospectus carefully before deciding to invest in the Fund, and shareholders should retain it for future reference. A Statement of Additional Information dated [date], as it may be amended, containing additional information about the Fund, has been filed with the Commission. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement, annual and semi-annual reports to shareholders and other information regarding the Fund, may be obtained without charge by writing to the Fund, by calling (855) 609-3680, by visiting www.stoneridgefunds.com or from the EDGAR database on the Commission’s internet site (www.sec.gov). The Fund’s address is One Vanderbilt Avenue, 65th Floor, New York, NY 10017.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. Investors should consult their own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Shareholders may elect to receive reports in paper free of charge by contacting their financial intermediary or, for shareholders that invest directly through the transfer agent, by contacting the transfer agent at (855) 609-3680. An election by a shareholder to receive reports in paper will apply to all funds held in their account if they invest through a financial intermediary or all funds within the fund complex if they invest directly through the transfer agent.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that investors should consider before investing in connection with the Reorganization in the Fund’s shares. Investors should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, investors should carefully read the risks of investing in the Fund’s shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.”

The Fund

LifeX Inflation-Protected Income Closed-End Fund [Birth Year][F/M] (the “Fund” and, collectively with its predecessor fund and any potential future funds managed by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) with substantially similar investment strategies and structured in a substantially similar manner, the “LifeX Inflation-Protected Income Funds”) is a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is only being offered to shareholders of LifeX Inflation-Protected Income Fund [Birth Year][F/M], a series of an open-end management investment company organized as a Delaware statutory trust (the “Predecessor Fund”) in connection with the reorganization of the Predecessor Fund with and into the Fund (the “Reorganization”), which is expected to take place in or around December of the year in which members of the Investor Cohort (as defined below) will turn 80. The Predecessor Fund will offer its shares continuously to members of the Investor Cohort through December of the year in which the Reorganization is expected to take place. The Fund and the Predecessor Fund have substantially similar investment strategies. Shareholders of the Fund and the Predecessor Fund consist solely of women born on or between January 1, [birth year] and December 31, [birth year] (the “Investor Cohort”).

Investment Objective

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments the principal payments of which are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index (as defined below), and TIPS’ principal payments are adjusted according to changes in the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

As described below under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Fund Liquidation Date. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, the Fund may seek to invest in U.S. Government Securities Derivatives that will enable the Fund to pay those monthly distributions.

Term to Age 100

Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100 (the “Fund Liquidation Date”). If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Although the Fund expects, using the Adviser’s calculations based on the actuarial information provided by New York Life Insurance and Annuity Corporation to the Adviser, that it will be able to make all of the planned monthly distributions, including the planned monthly distribution on the Fund Liquidation Date, it is possible that the Fund may run out of assets prior to the Fund Liquidation Date. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

In the event that the reference inflation index for TIPS, the Consumer Price Index, changes, the Adviser will use the successor reference index set by the U.S. Treasury to calculate the inflation adjustment for the Fund’s distributions instead of the index specified above. In the event that the reference inflation index for TIPS is no longer publicly available, the Adviser will calculate the inflation adjustment by reference to a successor index believed to reasonably represent inflation for this purpose.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital (or capital gains, to the extent such portion of the distribution exceeds a shareholder’s tax basis in the shares).

The initial purchase price for the Predecessor Fund is intended to be a price that will give the Predecessor Fund and the Fund sufficient assets to fund their anticipated cash flows. Because the Fund’s anticipated cash flows will depend in part on the mortality rates experienced by shareholders in the Fund, the Adviser’s use of actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set the initial purchase price of the Predecessor Fund may impact the longevity of the Fund. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population.

If the actual mortality rates experienced by shareholders in the Fund during the life of the Fund are materially lower than the actuarial estimates or if the Fund is unsuccessful in implementing its investment strategy, including if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Cancellations for $0 Upon Death

All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying monthly distributions linked to inflation to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is [ ], and assuming such member is still alive at age 80, the member’s life expectancy will have increased to [ ]. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately [ ] years to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than [ ] years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

No Liquidity

Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Actuarial Estimates

The Predecessor Fund is one of many series of Stone Ridge Trust with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the applicable predecessor fund. Other than differences in investor eligibility and offering prices, each other predecessor fund is offered on substantially identical terms as the Predecessor Fund. The Adviser will use actuarial estimates of mortality rates for the Predecessor Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets the Predecessor Fund and the Fund would need in order to make their intended distributions with a high degree of likelihood.

The initial offering price for each predecessor fund was determined such that any difference in initial offering price between predecessor funds was a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those funds. The purpose of having different offering prices for the predecessor funds was to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The Fund may run out of assets earlier than anticipated, particularly if actual mortality rates are lower than expected among the Fund’s shareholders.

Investment Adviser

Stone Ridge Asset Management LLC is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Inflation-Protected Income Fund. Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it has sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to meet the Fund’s cash flow needs. Estimating the amount, timing and interest rate exposure of the Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will cancel the shares of deceased shareholders for $0 on a quarterly basis following their death.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each predecessor fund is offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each predecessor fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Fund in connection with the Reorganization and shares that may be cancelled by the Fund. If a shareholder of the Predecessor Fund dies before the date of the Predecessor Fund’s Reorganization with and into the Fund, the Predecessor Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Predecessor Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Predecessor Fund shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Predecessor Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Predecessor Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Predecessor Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

In exchange for New York Life Insurance and Annuity Corporation’s services, the Adviser has agreed to pay New York Life Insurance and Annuity Corporation a portion of the Adviser’s profits earned from managing the LifeX Inflation-Protected Income Funds.

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

People with serious or life-threatening health problems should not participate in the Reorganization.

Shareholders who die will have their shares cancelled for $0 following their death.

The Fund may fail to make distributions through the Fund Liquidation Date. Under certain circumstances described in this prospectus, including if the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates or if the Fund is unsuccessful in implementing its investment strategy, including if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation. See “Actuarial Estimates” above.

The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for shares of the Predecessor Fund (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). Shares are also not permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Predecessor Fund when the share was originally purchased.

The Offering

Shares of the Fund will not be offered other than to shareholders of the Predecessor Fund in connection with the Reorganization. Like the Predecessor Fund, each other LifeX Inflation-Protected Income Fund that is a series of Stone Ridge Trust, an open-end management investment company organized as a Delaware statutory trust (the “predecessor funds”), will offer its shares only to investors of that LifeX Inflation-Protected Income Fund’s applicable investor cohort, and each Predecessor Fund is expected to be reorganized with and into its respective successor fund in or around December of the year in which members of the applicable investor cohort will turn 80. Other than differences in investor eligibility and offering prices, each other predecessor fund will be offered on substantially identical terms as the Predecessor Fund.

Unlisted Closed-End Fund Structure; No Liquidity

The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the shares and, because shares are non-transferable, no secondary market in the shares will develop. The only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent and Custodian

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 is the Fund’s distributor (the “Distributor”). The Adviser compensates the Distributor for its services. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. U.S. Bank NA, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian (the “Custodian”). The Adviser compensates the Transfer Agent and the Custodian for their services out of the Unified Management Fee. See “Intermediary and Servicing Arrangements” below. The Distributor, Transfer Agent, Administrator, accounting agent and Custodian act in similar capacities with respect to each other LifeX Inflation-Protected Income Fund.

Special Risk Considerations

An investment in the Fund involves special risk considerations. Investors should consider carefully the risks described below, along with the additional risks described under “Investment Objective, Policies and Risks —Risk Considerations” below.

Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems.

The Fund’s principal risk factors are listed below. Before investing, please be sure to read the additional descriptions of these risks under “Risk Considerations” below.

Individual Mortality Risk. Shareholders who die before the year in which members of the Investor Cohort will turn 100 will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares.

No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

Individual Shareholder Health Risk. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund. Shareholders should not participate in the Reorganization if they have very serious or life-threatening health problems.

Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price of the Predecessor Fund and the other predecessor funds intended to give the LifeX Inflation-Protected Income Funds sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

The Predecessor Fund is expected to merge with the Fund in December of the year in which members of the Investor Cohort will turn 80. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early, and investors will not receive any distributions following the point in time at which the Fund ran out of assets.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets prior to the Fund Liquidation Date.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. In addition, as described above under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not accurately reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort, and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets prior to the Fund Liquidation Date. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Because the Fund offers no repurchase mechanic other than cancellations for $0, shareholders may not tender their shares to redeploy their capital into such other investment options.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets prior to the Fund Liquidation Date. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets prior to the Fund Liquidation Date.

Liquidation Risk. The Fund expects to liquidate its remaining U.S. Government Securities on the Fund Liquidation Date and distribute the proceeds to surviving investors. Although the types of U.S. Government Securities in which the Fund will invest have historically been liquid, it is possible that due to a market or political disruption around the time of the Fund Liquidation Date, the Fund’s U.S. Government Securities could become illiquid. In that case, the Fund may need to liquidate its securities over a number of trading days, resulting in the Fund’s assets being uninvested for a period of time, or the Fund may receive a price for its securities below what the Adviser believes they would receive in the absence of any disruption.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity shareholders in the Fund can expect is from the planned distributions and upon distribution of the Fund’s assets on the Fund Liquidation Date. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike a traditional investment company, there will be no voluntary repurchases of the shares and mandatory cancellations of the shares will occur at prices not based on the NAV per share. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor

Cohort will turn 100. Although the Fund will seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund, following December of the year in which members of the Investor Cohort will turn 100, there will be no further distributions made by the Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Inadvertent Distribution Risk. As described below under “Distributions and Cancellations — Distributions,” prior to making any distribution, the Adviser will attempt to verify which shareholders in the Fund have died, and whose shares have therefore become subject to cancellation, by using certain publicly available records and databases used by New York Life Insurance and Annuity Corporation in connection with its business. The Adviser believes these sources of information to be generally reliable, but it is likely that, from time to time, a distribution will be made to a deceased shareholder prior to that shareholder’s shares in the Fund being cancelled because the shareholder’s death has not become known to the Adviser. Any inadvertent distribution to a deceased investor will reduce the Fund’s assets and increase the possibility that that Fund will run out of assets before the Fund makes all of its planned distributions.

Limited Operating History Risk. The Fund is a series of a closed-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

FUND EXPENSES

The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Annual Fund Operating Expenses
(as a percentage of net assets attributable to the shares)(1)

Management Fees(2)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(3)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Amount assumes that the Fund issues $120,000,000 worth of shares in connection with the Reorganization and that the Fund’s net offering proceeds from the Reorganization equal $120,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the amount of assets in the Predecessor Fund and the number of shares the Fund issues in connection with the Reorganization. For example, if the Reorganization proceeds were significantly less than this amount, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will have $120,000,000 worth of shares following the Reorganization.

(2)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management of the Fund — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(3)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management of the Fund — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same. The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$55	$122

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a series of LifeX Inflation-Protected Income Trust [Birth Year][F/M] (the “Trust”), a closed-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on [date], pursuant to a Certificate of Trust. The Fund has no operating history. The Fund’s principal office is located at One Vanderbilt Ave, 65th Floor, New York City, NY 10017.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within a week of its receipt of the proceeds.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Set forth below is additional information about the Fund’s investment strategies and risks.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

PRINCIPAL INVESTMENT POLICIES

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”), and money market funds that invest exclusively in U.S. Government Securities or repurchase agreements collateralized by such securities. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments the principal payments of which are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index, and TIPS’ principal payments are adjusted according to changes in the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Fund will generally seek to invest in TIPS that will allow it to fund its inflation-linked monthly payments. As described below under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments). There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Fund Liquidation Date.

“Distributions linked to inflation” means that Fund’s intended monthly distribution of $0.0833 per outstanding share of the Fund will be multiplied by an inflation adjustment, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund but may not align perfectly with inflation actually experienced by investors. The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, the Fund may seek to invest in centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”) that will enable the Fund to pay those monthly distributions.

Changes to the Fund’s Investment Policies. The Fund’s investment policies may be changed without shareholder approval unless a policy is identified in this prospectus or in the Statement of Additional Information as “fundamental.” The Fund’s investment objective is designated as fundamental and, as such, cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

RISK CONSIDERATIONS

Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems.

The Fund is subject to the principal risks described above under “Special Risk Considerations” and the additional risks described below. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. An investor could lose part of their investment in the Fund, and the Fund could underperform other investments.

Individual Mortality Risk. Shareholders who die before the year in which members of the Investor Cohort will turn 100 will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares.

No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

Individual Shareholder Health Risk. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund. Shareholders should not participate in the Reorganization if they have very serious or life-threatening health problems.

Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price of the Predecessor Fund and the other predecessor funds intended to give the LifeX Inflation-Protected Income Funds sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

The Predecessor Fund is expected to merge with the Fund in December of the year in which members of the Investor Cohort will turn 80. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early, and investors will not receive any distributions following the point in time at which the Fund ran out of assets.

Additionally, the actuarial estimates used by the Adviser in managing the Fund and the Predecessor Fund reflect New York Life Insurance and Annuity Corporation’s estimates of the mortality risk faced by individuals sharing the broad demographic characteristics of the investors in the Fund (for example, age and gender). These estimates are inherently subject to the risk that changes in factors impacting the mortality rates of this population could render the estimates materially inaccurate. For instance, if a breakthrough in medical science, and the affordable and sufficiently timely distribution to a large enough number of shareholders of that breakthrough, dramatically increases the life expectancy of investors in the Fund, the Fund may run out of assets prior to the Fund Liquidation Date.

As an example of the potential for a medical breakthrough to impact the LifeX Inflation-Protected Income Funds, the Centers for Disease Control and Prevention has estimated that the instantaneous, complete and total elimination of all forms of cancer would increase life expectancy by 3.2 years for newborns and by 1.8 years for a 70-year-old. If (a) this breakthrough occurred 15 years after the launch of a LifeX Inflation-Protected Income Fund, (b) the distribution of the breakthrough medication somehow occurred instantly and for free at that exact time to all Americans, (c) all Americans immediately took the medication and never needed another dose, and (d) its subsequent impact on shareholder mortality rates was spread evenly over the remaining 10 years of the LifeX Inflation-Protected Income Fund’s term, and if there were no other material changes to shareholder mortality rates and interest rates, the Adviser (based on information provided to it by New York Life Insurance and Annuity Corporation) has estimated that such a medical breakthrough would cause the LifeX Inflation-Protected Income Fund to liquidate in 23.9 years instead of 25 years following the launch of such LifeX

Inflation-Protected Income Fund. Of course, if any of the assumptions in clauses (a) through (d) above were not met, the impact of such a medical breakthrough on the Fund’s expected liquidation date would be diminished.

Due to the novel nature of the LifeX Inflation-Protected Income Funds, it is possible that the actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to the Adviser will not accurately predict the mortality rates of the shareholders in the LifeX Inflation-Protected Income Funds. To form accurate actuarial estimates for investors in a particular product, actuaries need to make assumptions about the types of individuals who will find a product attractive. For example, purchasers of life insurance may be viewed, as a group, as facing a higher mortality risk than the general public, because they are choosing to purchase a product that pays them if they die. Conversely, annuity purchasers may be viewed, as a group, as facing a lower mortality risk than the general public, because they are choosing to purchase a product that pays them if they continue to live. New York Life Insurance and Annuity Corporation will provide the Adviser actuarial estimates of mortality rates based on data for income annuities that the Adviser views as reasonably comparable to the LifeX Inflation-Protected Income Funds, based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be similar in terms of health to investors who view such income annuities as attractive investments. However, because the LifeX Inflation-Protected Income Funds represent a novel investment product, the health of investors in the LifeX Inflation-Protected Income Funds may not be similar to purchasers of such annuities. If the health of investors in the LifeX Inflation-Protected Income Funds is even better than assumed and therefore investors in the LifeX Inflation-Protected Income Funds live materially longer than expected, the Fund may run out of assets prior to the Fund Liquidation Date.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets prior to the Fund Liquidation Date.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. In addition, as described above under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not accurately reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort, and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets prior to the Fund Liquidation Date. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Because the Fund offers no repurchase mechanic other than cancellations for $0, shareholders may not tender their shares to redeploy their capital into such other investment options.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets prior to the Fund Liquidation Date. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets prior to the Fund Liquidation Date.

Liquidation Risk. The Fund expects to liquidate its remaining U.S. Government Securities on the Fund Liquidation Date and distribute the proceeds to surviving investors. Although the types of U.S. Government Securities in which the Fund will invest have historically been liquid, it is possible that due to a market or political disruption around the time of the Fund Liquidation Date, the Fund’s U.S. Government Securities could become illiquid. In that case, the Fund may need to liquidate its securities over a number of trading days, resulting in the Fund’s assets being uninvested for a period of time, or the Fund may receive a price for its securities below what the Adviser believes they would receive in the absence of any disruption.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity shareholders in the Fund can expect is from the planned distributions and upon distribution of the Fund’s assets on the Fund Liquidation Date. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike a traditional investment company, there will be no voluntary repurchases of the shares and mandatory cancellations of the shares will occur at prices not based on the NAV per share. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100. Although the Fund will seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund, following December of the year in which members of the Investor Cohort will turn 100, there will be no further distributions made by the Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s management techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times.

Any imperfections, errors or limitations in quantitative analyses, actuarial assumptions and models used by the Adviser (or New York Life Insurance and Annuity Corporation, in providing certain actuarial information to the Adviser (as detailed above)) as part of the investment process could affect the Fund’s performance. Neither the Adviser nor New York Life Insurance and Annuity Corporation, in respect of the information it provides to the Adviser, have provided or will provide any guarantee or assurance to the Fund that these quantitative analyses, actuarial assumptions or models will accurately reflect the Fund’s performance. See “Inadvertent Distribution Risk” above.

The Fund is also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, and the pricing, administrative, accounting, tax, legal, custody, transfer agency and other services provided by other service providers. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

The Fund’s, the Adviser’s, and the Fund’s other service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile device and cloud- based service offerings and the dependence on the internet and computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser, or the Custodian, Transfer Agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or the Fund, each of whom could be negatively impacted as a result.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In a centrally cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker, and the credit risk is generally less than for privately negotiated derivatives because a clearinghouse provides a guarantee of performance. However, it is not clear how an insolvency proceeding of a clearinghouse would be conducted. The Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives.

In October 2020, the Commission adopted Rule 18f-4 providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Inadvertent Distribution Risk. As described below under “Distributions and Cancellations — Distributions,” prior to making any distribution, the Adviser will attempt to verify which shareholders in the Fund has died, and whose shares have therefore become subject to cancellation, by using certain publicly available records and databases used by New York Life Insurance and Annuity Corporation in connection with its business. The Adviser believes these sources of information to be generally reliable, but it is likely that, from time to time, a distribution will be made to a deceased shareholder prior to that shareholder’s shares in the Fund being cancelled because the shareholder’s death has not become known to the Adviser. Any inadvertent distribution to a deceased investor will reduce the Fund’s assets and increase the possibility that that Fund will run out of assets before the Fund makes all of its planned distributions.

Money Market Fund Risk. The Fund intends to invest in money market funds that invest in U.S. Government Securities. An investment in money market funds is subject to the risk that such money market funds’ income will decline because of falling interest rates. Because money market funds’ income is based on short-term interest rates, which can fluctuate significantly over short periods, income risk is expected to be high for such funds. A low or negative interest rate environment will adversely affect money market funds’ return. Low or negative interest rates, depending on their duration and severity, could prevent money market funds from, among other things, providing a positive yield and/or maintaining a stable share price of $1, which would adversely affect the Fund’s investments in money market funds. Money market funds that invest in U.S. Government Securities are also subject to the risks described above in “U.S. Government Securities Risk.”

Limited Operating History Risk. The Fund is a series of a closed-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Anti-Takeover Provisions. The Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Tax Risk. The Fund intends to elect to be treated as and to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income for each taxable year.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C Corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Trust (the “Board”) oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund. The composition of the boards of trustees responsible for overseeing each other LifeX Inflation-Protected Income Fund are currently the same as the composition of the Board.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge also acts as the investment adviser to each other LifeX Inflation-Protected Income Fund. Stone Ridge’s principal office is located at One Vanderbilt Avenue, 65th Floor, New York, New York 10017. As of [date], Stone Ridge’s assets under management were approximately $[ ]. Stone Ridge is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. Pursuant to the Management Agreement, the Adviser is paid a management fee for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (“Unified Management Fee”). Pursuant to the Management Agreement, the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time. Stone Ridge’s engagements with the other LifeX Inflation-Protected Income Funds are on substantially identical terms to its engagement with the Fund.

A discussion regarding the considerations of the Board for approving the Management Agreement will be included in the Fund’s first annual or semi-annual report to shareholders, as applicable, following the Fund’s commencement of operations.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. In addition, under the terms of the Management Agreement, subject to the general supervision of the Board, Stone Ridge provides or causes to be furnished all supervisory, administrative, custodial and other services reasonably necessary for the operation of the Fund under the Unified Management Fee, including Stone Ridge’s own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses).

In addition to bearing the Unified Management Fee, the Fund (and not the Adviser) bears the following expenses: the Fund’s ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been a Portfolio Manager of the Fund since inception. Each of the Portfolio Managers is also a portfolio manager of other investment companies, including mutual funds, and in particular each other LifeX Inflation-Protected Income Fund.

Nate Conrad. Nate Conrad, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Song, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as a vice president in the Interest Rates Trading business. Mr. Conrad is the Head of LifeX at Stone Ridge, having formerly served as the Head of Markets at Stone Ridge and as the President of NYDIG. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Stevens, and Ms. Zhao. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and MA in Statistics from Columbia University and his BS in Mathematics at the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Song, and Ms. Zhao. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Song, and Mr. Stevens. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and President of NYDIG. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation and other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Stone Ridge or its affiliate is currently the sole shareholder of the Fund and, therefore, a control person. However, it is anticipated that Stone Ridge or its affiliate will no longer be a control person once the Fund has had its initial share issuance to persons not affiliated with the Fund.

The Fund’s Service Providers

Custodian. U.S. Bank NA, located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian. The Adviser compensates the Custodian for its services out of the Unified Management Fee.

Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent. The Adviser compensates the Transfer Agent for its services out of the Unified Management Fee.

Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund. The Adviser compensates the Administrator for its services out of the Unified Management Fee.

Independent Registered Public Accounting Firm. [ ], located at [ ], serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board. The Adviser compensates [ ] for its services out of the Unified Management Fee.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, 02199 acts as legal counsel to the Fund. The Adviser compensates Ropes & Gray LLP for its services out of the Unified Management Fee.

DISTRIBUTIONS AND CANCELLATIONS

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The annual total distribution per share shall not fall below $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis for October of the preceding calendar year divided by (B) the level of that same index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital (or capital gains, depending on the shareholder’s tax basis in the shares). If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of the shareholder’s tax basis in its shares, and to the extent it exceeds the tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. See “Distributions and Federal Income Tax Matters” for a discussion of the tax consequences of the Fund’s intended distributions.

If the actual mortality rates experienced by shareholders in the Fund during the life of the Fund are materially lower than the actuarial estimates or if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” above.

Cancellations for $0 Upon Death

All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying monthly distributions linked to inflation to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is [ ], and assuming such member is still alive at age 80, the member’s life expectancy will have increased to [ ]. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately [ ] years to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than [ ] years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

Procedures for Determining Cancellations

Prior to the last business day of each February, May, August and November (each, a “Cancellation Date”), the Adviser will determine, working with New York Life Insurance and Annuity Corporation and using the operational procedures New York Life Insurance and Annuity Corporation uses in its business, whether any shareholder has died, resulting in eligibility for cancellation for $0. If the Adviser determines that a shareholder has died, it will send or cause to be sent a notice of determination to that shareholder using the contact information on file with the Transfer Agent or authorized intermediary no later than the fifteenth (15th) calendar day of the month preceding the month of the Cancellation Date. Any shareholder that receives a notice in error must contact the Adviser as soon as possible, otherwise the shares will be subject to cancellation for $0. Additionally, shareholders must keep their contact information on file with the Transfer Agent or authorized intermediary up to date or they risk having their shares repurchased and not receiving distributions they would otherwise be entitled to if they are identified as being deceased in error.

If, within one year following a cancellation for $0 of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse the repurchase. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder as a result of the repurchase.

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for the shares (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to repurchase, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased, regardless of how the shares are held for state law purposes.

HOW TO RECEIVE SHARES

The Fund is only being offered to shareholders of the Predecessor Fund in connection with the Reorganization, which is expected to take place in or around December of the year in which members of the Investor Cohort will turn 80. The Reorganization is expected to occur pursuant to an Agreement and Plan of Reorganization by and between the Fund and the Predecessor Fund, pursuant to which Predecessor Fund will transfer all of its assets to

Fund in exchange for shares of Fund and the assumption by Fund of all of the liabilities of Predecessor Fund. Shareholders of the Predecessor Fund who are eligible to participate in the Reorganization will receive a proportional distribution of shares of the Fund. Prior to the Reorganization, shareholders of the Predecessor Fund will be notified of the considerations of the Predecessor Fund’s board of trustees relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Investors in the Fund and the Predecessor Fund will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable the Predecessor Fund to price its shares and to enable the Adviser to monitor for shares that may be cancelled by the Fund in the next quarterly repurchase as described under “Distributions and Cancellations — Procedures for Determining Cancellations.”

Investors should consider participating in the Reorganization if they are generally healthy, desire monthly distributions linked to inflation and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the Fund and the other LifeX Inflation-Protected Income Funds generally live longer than expected. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought shares of the Predecessor Fund.

People with serious or life-threatening health problems should not participate in the Reorganization.

The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Investment Minimums

All investments are subject to approval of the Adviser. There is no minimum investment requirement for an investment in the shares.

Other Policies

No Share Certificates. The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. An investor can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that each shareholder ensures that the address on file with the Transfer Agent is correct and current to ensure that the investor receives account statements and other important mailings and that the account is not deemed abandoned in accordance with state law. Accounts may be deemed abandoned if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which vary by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. While the Transfer Agent will, if it receives returned mail, attempt to locate the investor or rightful owner of the account in accordance with applicable law, if the Transfer Agent is unable to locate the investor and the account is legally considered abandoned, then it will follow the applicable escheatment requirements. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at (855) 609 3680 at least annually to ensure your account remains in active status. The Fund and the Adviser will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Fund’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

INTERMEDIARY AND SERVICING ARRANGEMENTS

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and exclusive distributor of Shares of the Fund.

The Distributor will use commercially reasonable efforts to distribute the shares of the Fund, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor will not be obligated to sell any specific amount of shares of the Fund, or to buy any of the shares. The Fund will indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended, and the 1940 Act. The Distributor will indemnify the Fund, the Adviser and each Trustee against certain liabilities arising from the Distributor’s gross negligence, willful misconduct or fraud of the Distributor in the performance of its duties, obligations or representations under its contract with the Fund.

The Adviser will pay the Distributor for its services to compensate the Distributor in connection with its activities as the legal underwriter/distributor of the Fund, its advertising and sales literature review, approval and record maintenance, its facilitation and review of regulatory filing material, its assistance with financial intermediary agreement preparation and processing and its administration of the Fund’s intermediary due diligence program.

No market exists for the Fund’s shares. The Fund’s shares are not listed, and the Fund does not intend to list the shares, for trading on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the Fund’s shares and, because shares are non-transferable, no secondary market in the shares will develop.

Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which include (i) personal and account maintenance services, sub-transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and the Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities primarily intended to result in the sale of shares (fees for such services, if any, “distribution fees” and, together with servicing fees, “intermediary fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Fund does not believe that any portion of fees currently paid to financial intermediaries is for distribution activities.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The Fund’s shares will be valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business2; provided, that the Fund reserves the right to calculate the NAV more or less frequently if deemed desirable. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. The current NAV per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of shares (which bear upon the number of shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated the Adviser to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Non-prime money market funds, including government securities money market funds, and cash sweep programs are generally valued at amortized cost.

Other debt securities, including U.S. government debt securities, are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

[2]

The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund generally expects that its investments in U.S. Government Securities will not require the use of fair valuation methodologies. In the event that market quotations are not readily available for a particular Fund asset (which may be the case with respect to the Fund’s investments in derivative instruments) or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be fair valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders, such as the estate tax, or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. Investors should consult their tax advisers for information concerning the possible application of federal, state, local or non-U.S. tax laws to them. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect to be treated as and to qualify each year to be treated as a RIC under Subchapter M of Chapter 1 of the Code. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.

Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on investment for shareholders. The Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long investors owned their shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which are taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund held or is treated as having held for one year or less will be taxable as ordinary income.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of such shareholder’s tax basis in its shares, and to the extent it exceeds such tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Early each year, we will send investors a statement showing the tax status of their dividends and distributions for the prior year.

The cancellation of shares for $0 after a shareholder’s death will not be considered a taxable disposition by the deceased shareholder. Instead, such a cancellation will be treated as a taxable disposition of the shares by the person that received the shares from or through the deceased shareholder by reason of the shareholder’s death (the “Successor Shareholder”). The Successor Shareholder is generally expected to recognize capital loss in the amount of its tax basis of the Fund shares at the time of cancellation. However, the basis of the shares in the hands of the Successor Shareholder will equal the fair market value (for U.S. federal income tax purposes) of the shares at the date of the deceased shareholder’s death and, at such time, the fair market value of such Fund shares is expected to be close to $0 because the shares will be cancelled during the quarter following the deceased shareholder’s death. As a result, the Successor Shareholder might not recognize a loss even in the event that the total amount of distributions received by the deceased shareholder and the Successor Shareholder are collectively less than the purchase price the deceased shareholder paid for shares of the Predecessor Fund.

If, after the death of a shareholder, a Successor Shareholder receives one or more distributions prior to the cancellation by the Fund of such shares, such Successor Shareholder is generally subject to U.S. federal income tax on the distributions (which may be taxed as ordinary income, return of capital or capital gains, as described above). Further, any loss it realizes on the cancellation of such shares will be a capital loss without regard to whether the distribution was treated as capital gain or ordinary income.

If, within one year following a cancellation of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse such cancellation. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder (or a person purported to be a Successor Shareholder) because of the cancellation. The shareholder will generally realize a loss on the inadvertent cancellation. In general, if the Adviser were to reverse a prior cancellation as described in this paragraph, the shareholder would (i) likely recognize income, which might be treated as ordinary income, on the receipt of the shares at least to the extent of the loss that such shareholder previously recognized, (ii) have a tax basis in the reacquired shares equal to the amount delivered by the shareholder for such shares plus the amount recognized as income under clause (i), and (iii) the distributions delivered to the shareholder would be included in the shareholder’s income, generally as ordinary income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

The Fund’s investments in debt instruments, inflation-indexed securities, and derivatives may increase or accelerate the Fund’s recognition of income or gain and may affect the timing, amount or character of the Fund’s distributions.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes dividends, interest and net gains from the disposition of investment property (including the Fund’s ordinary income dividends and Capital Gain Dividends). Shareholders should consult their tax advisers regarding the effect, if any, that this provision may have on their investment in the Fund.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and Internal Revenue Service (“IRS”) guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, some foreign countries have implemented, and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The states generally permit investment companies, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Fund expects to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Fund generally expects that shareholders will be allowed to exclude from state taxable income distributions made to the shareholder by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Investors should consult their tax advisers regarding the applicability of any such exemption to their situation.

The discussion above is very general. Investors should consult their tax advisers about the effect that an investment in the Fund could have on their tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions they may have.

DESCRIPTION OF THE FUND

The Trust is a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated [date]. The Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets of the Fund upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting. Under the terms of the Declaration of Trust, the shares are, except as set forth below, non-transferable. All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death.

Each Share is entitled to share equally in dividends declared by the Board payable to holders of shares and in the net assets of the Fund available for distribution to holders of shares upon liquidation. The Fund will liquidate on the Fund Liquidation Date.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Fund only if certain conditions are met, including that a shareholder make a pre-suit demand upon the Fund’s Trustees to bring the subject action and that the Trustees be afforded a reasonable amount of time to consider such request and to investigate the basis of such claim. In addition, the Declaration of Trust requires that shareholders holding at least 10% of the Fund’s shares must join in any request for the Trustees to commence an action, and that shareholders making such request undertake to reimburse the Fund for any expenses of counsel or advisors hired by the Trustees to consider such demand in the event that the Trustees determine not to bring an action. Any decision by the Trustees after considering such demand to bring, maintain or settle (or not to bring, maintain or settle) such action shall be binding upon shareholders.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees will distribute the remaining assets of the Fund among the holders of the shares.

The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of [date], the following number of shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	$[0]	$[ ]

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets or liquidation. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

REPORTS TO SHAREHOLDERS

The Fund sends to shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Privacy

Stone Ridge recognizes and respects your privacy. This Privacy Notice describes the types of personal information we obtain, how we use that information and to whom we disclose it. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available.

Stone Ridge does not sell your non-public personal information to any third parties. Stone Ridge uses your non-public personal information primarily to complete financial transactions that you request or to make you aware of other financial products and services offered by Stone Ridge or its affiliates.

Information Stone Ridge Collects About You

Stone Ridge collects the following categories of non-public personal information about you:

•	Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;

•	Information about transactions and balances in accounts with Stone Ridge or its affiliates;

•	Information about transactions and balances in accounts with non-affiliated third parties; and

•	Information from consumer reporting agencies.

How Stone Ridge Discloses Your Personal Information

Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes at your direction, it may be necessary to provide certain non-public personal information about you, such as your name, social security number or tax identification number or date of birth, to companies, individuals or groups that are not affiliated with Stone Ridge, such as administrators, custodians, transfer agents, accountants, attorneys and broker-dealers.

•

In order to notify you about other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about you, such as your name, contact information or information about transactions and balances in accounts with Stone Ridge or its affiliates, with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about you, such as your name, social security number or tax identification number or date of birth, to these third parties. In such cases, Stone Ridge will require the third party to use the information only for that purpose. In addition, Stone Ridge requires these third parties to treat your non-public information with the same high degree of confidentiality that Stone Ridge does.

•

Finally, Stone Ridge will release non-public information about you if directed by you to do so or if Stone Ridge is authorized by law to do so, such as with respect to the investigation or assertion of legal rights, in connection with a corporate transaction involving Stone Ridge or in compliance with legal or regulatory obligations.

How Stone Ridge Safeguards Your Personal Information

Stone Ridge restricts access to non-public personal information about you to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your non-public personal information.

Keeping You Informed

Stone Ridge reserves the right to modify this policy at any time and will keep you informed of further changes as required by law.

LifeX Inflation-Protected Income Closed-End Fund [Birth Year][F/M]

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	LifeX Inflation-Protected Income Closed-End Fund [Birth Year][F/M] c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database — www.sec.gov

The Fund’s investment company registration number is 811-[ ]

STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Privacy

Stone Ridge recognizes and respects your privacy. This Privacy Notice describes the types of personal information we obtain, how we use that information and to whom we disclose it. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available.

Stone Ridge does not sell your non-public personal information to any third parties. Stone Ridge uses your non-public personal information primarily to complete financial transactions that you request or to make you aware of other financial products and services offered by Stone Ridge or its affiliates.

Information Stone Ridge Collects About You

Stone Ridge collects the following categories of non-public personal information about you:

•	Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;

•	Information about transactions and balances in accounts with Stone Ridge or its affiliates;

•	Information about transactions and balances in accounts with non-affiliated third parties; and

•	Information from consumer reporting agencies.

How Stone Ridge Discloses Your Personal Information

Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes at your direction, it may be necessary to provide certain non-public personal information about you, such as your name, social security number or tax identification number or date of birth, to companies, individuals or groups that are not affiliated with Stone Ridge, such as administrators, custodians, transfer agents, accountants, attorneys and broker-dealers.

•

In order to notify you about other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about you, such as your name, contact information or information about transactions and balances in accounts with Stone Ridge or its affiliates, with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about you, such as your name, social security number or tax identification number or date of birth, to these third parties. In such cases, Stone Ridge will require the third party to use the information only for that purpose. In addition, Stone Ridge requires these third parties to treat your non-public information with the same high degree of confidentiality that Stone Ridge does.

•

Finally, Stone Ridge will release non-public information about you if directed by you to do so or if Stone Ridge is authorized by law to do so, such as with respect to the investigation or assertion of legal rights, in connection with a corporate transaction involving Stone Ridge or in compliance with legal or regulatory obligations.

29

How Stone Ridge Safeguards Your Personal Information

Stone Ridge restricts access to non-public personal information about you to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your non-public personal information.

Keeping You Informed

Stone Ridge reserves the right to modify this policy at any time and will keep you informed of further changes as required by law.

30

USEFUL SHAREHOLDER INFORMATION

Trust. Stone Ridge Trust consists of sixty-six series. The series are investment portfolios of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust.

Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about a Fund’s investments. These reports include financial statements, a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance, as well as the auditors’ report (in the annual report only).

Statement of Additional Information. The Statement of Additional Information provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this combined prospectus.

How to Obtain Additional Information.

•

You can obtain shareholder reports or the Statement of Additional Information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at (855) 609-3680, writing the Fund at Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, visiting the Fund’s website at www.stoneridgefunds.com or calling your financial intermediary.

•

You may review and copy information about a Fund, including reports and other information about the Fund, on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the Fund’s file number.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Funds nor the Distributor are offering to sell shares of a Fund to any person to whom the Fund may not lawfully sell its shares.

How to Reach Stone Ridge Trust

Please send all requests for information or transactions to:

Stone Ridge Trust

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

You may contact us by telephone at (855) 609-3680.

You can also visit our website at:

www.stoneridgefunds.com

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

Investment Adviser

Stone Ridge Asset Management LLC

One Vanderbilt Avenue, 65th Floor

New York, NY 10017

Investment Company Act File Number: 811-22761